Exhibit 99.2

VEREIT

Quarterly Supplemental Information
Fourth Quarter 2015

PETSMART
Walgreens
PHARMACY
THE HOME DEPOT
Walmart

Disciplined. Transparent. Consistent.

www.VEREIT.com
2325 East Camelback Road, Suite 1100 :: Phoenix, Arizona 85016
©2015 VEREIT, Inc.

Q4 2015 SUPPLEMENTAL INFORMATION

VEREIT Supplemental Information
December 31, 2015

Q4 2015 SUPPLEMENTAL INFORMATION

About the Data

This data and other information described herein are as of and for the three months ended December 31, 2015, unless otherwise indicated. Future performance may not be consistent with past performance and is subject to change and inherent risks and uncertainties. This information should be read in conjunction with the financial statements and the Management's Discussion and Analysis of Financial Condition and Results of Operations section contained in VEREIT Inc.'s (the "Company", "VEREIT", "us", "our" and "we") Annual Report on Form 10-K for the year ended December 31, 2015 and Quarterly Reports on Form 10-Q for the three months ended September 30, 2015, June 30, 2015, and March 31, 2015.

Forward-Looking Statements
Information set forth herein (including information included or incorporated by reference herein) contains “forward-looking statements” (within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended), which reflect VEREIT’s expectations regarding future events. The forward-looking statements involve a number of assumptions, risks, uncertainties and other factors that could cause actual results to differ materially from those contained in the forward-looking statements. Generally, the words “expects,” “anticipates,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words and similar expressions identify forward-looking statements, and any statements regarding VEREIT’s future financial condition, results of operations and business are also forward-looking statements. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, most of which are difficult to predict and many of which are beyond VEREIT’s control. If a change occurs, VEREIT’s business, financial condition, liquidity and results of operations may vary materially from those expressed in the forward-looking statements.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: VEREIT’s plans, market and other expectations, objectives, intentions and other statements that are not historical facts; the developments disclosed herein; VEREIT’s ability to execute on and realize success from its business plan; VEREIT’s ability to meet its 2016 guidance; the unpredictability of the business plans and financial condition of VEREIT’s tenants; the impact of impairment charges in respect of certain of VEREIT’s properties or other assets; the ability to retain or hire key personnel; and continuation or deterioration of current market conditions. Additional factors that may affect future results are contained in VEREIT’s filings with the U.S. Securities and Exchange Commission (the “SEC”), which are available at the SEC’s website at www.sec.gov. VEREIT disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Q4 2015 SUPPLEMENTAL INFORMATION

Company Overview (unaudited)

VEREIT is a real estate company incorporated in Maryland on December 2, 2010, which has elected to be taxed as a real estate investment trust ("REIT") for U.S. federal income tax purposes. On September 6, 2011, the Company completed its initial public offering.

VEREIT is a full service real estate operating company that operates through two business segments, its real estate investment ("REI") segment and its investment management segment, Cole Capital® ("Cole Capital"). Through its REI segment, the Company owns and actively manages a diversified portfolio of retail, restaurant, office and industrial real estate properties primarily subject to long-term net leases with creditworthy tenants. The Company targets properties that are strategically located and essential to the business operations of the tenant, as well as retail properties that offer necessity- and value-oriented products or services. At December 31, 2015, approximately 42.5% of the Company's Annualized Rental Income was delivered from Investment-Grade Tenants, occupancy was 98.6% and the weighted-average lease term was 10.6 years. Cole Capital is contractually responsible for raising capital for, managing the affairs of and identifying and making acquisitions and investments on behalf of non-traded REITs (the "Managed REITs") and other real estate programs sponsored by Cole Capital on a day-to-day basis. The Company receives compensation and reimbursement for services relating to the Managed REITs and other real estate programs' offerings and the investment, management, financing and disposition of their respective assets, as applicable. Cole Capital allows the Company to generate earnings without the corresponding need to invest capital in that business or incur balance sheet debt in order to fund or expand operations. Cole Capital also develops new REIT offerings and coordinates receipt of regulatory approvals from the SEC, the Financial Industry Regulatory Authority, Inc. and various blue sky jurisdictions for such offerings. At the appropriate time, Cole Capital recommends to each of the Managed REIT's respective board of directors an approach for providing investors with liquidity.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
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Q4 2015 SUPPLEMENTAL INFORMATION

Company Overview (cont.)

Senior Management	Board of Directors

Glenn J. Rufrano, Chief Executive Officer	Hugh R. Frater, Non-Executive Chairman

Michael J. Bartolotta, Executive Vice President and Chief Financial Officer	Bruce D. Frank, Independent Director

Lauren Goldberg, Executive Vice President, General Counsel and Secretary	David B. Henry, Independent Director

Paul H. McDowell, Executive Vice President and Chief Operating Officer	Mark S. Ordan, Independent Director

William C. Miller, Executive Vice President and Investment Management	Eugene A. Pinover, Independent Director

Thomas W. Roberts, Executive Vice President and Chief Investment Officer	Julie G. Richardson, Independent Director

Gavin B. Brandon, Senior Vice President and Chief Accounting Officer	Glenn J. Rufrano, Chief Executive Officer

Corporate Offices and Contact Information

2325 E. Camelback Road, Suite 1100	5 Bryant Park, 23rd Floor
Phoenix, AZ 85016	New York, NY 10018
800-606-3610	212-413-9100
www.VEREIT.com

Trading Symbols: VER, VER PRF

Stock Exchange Listing: New York Stock Exchange

Transfer Agent
Computershare Trust Company, N.A.
250 Royall Street
Canton, MA 02021
800-736-3001

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
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Q4 2015 SUPPLEMENTAL INFORMATION

Annual Financial Summary (unaudited, dollars in thousands, except per share amounts)

	December 31, 2015	December 31, 2014
Consolidated Financial Results
Revenue	$1,556,017	$1,579,257
Net loss	$(323,492)	$(1,010,912)
Normalized EBITDA	$1,212,913	$1,173,964
Funds from operations (FFO)	$585,166	$149,136
FFO per diluted share	$0.630	$0.178
Adjusted funds from operations (AFFO)	$782,058	$750,714
AFFO per diluted share	$0.841	$0.896
Dividends declared per common share	$0.275	$1.000

Real Estate Investments
Revenue	$1,441,135	$1,375,699
Net loss	$(136,095)	$(714,238)
Normalized EBITDA	$1,185,219	$1,112,387
FFO	$772,563	$445,810
FFO per diluted share	$0.831	$0.532
AFFO	$769,201	$685,472
AFFO per diluted share	$0.828	$0.818
Properties owned	4,435	4,648
Rentable square feet (in thousands)	99,578	103,149
Economic occupancy rate	98.6%	99.3%
Weighted-average remaining lease term (years)	10.6	11.8
Investment-grade tenants (1)	42.5%	46.9%

Cole Capital (2)
Revenue	$114,882	$203,558
Net (loss)	$(187,397)	$(296,674)
Normalized EBITDA	$27,694	$61,577
FFO	$(187,397)	$(296,674)
FFO per diluted share	$(0.202)	$(0.354)
AFFO	$12,857	$65,242
AFFO per diluted share	$0.014	$0.078
Capital raised on behalf of Managed REITs, excluding DRIP	$270,957	$912,749
Purchase price of property acquisitions on behalf of Managed REITs	$992,207	$3,044,605
Gross Real Estate Investments (3)	$6,740,911	$8,563,540
_______________________________________________
(1) The weighted-average credit rating of our investment-grade tenants was A- as of December 31, 2015.
(2) The Company acquired Cole Capital on February 7, 2014.
(3) Cole Corporate Income Trust, Inc. ("CCIT") merged with Select Income REIT on January 29, 2015. Prior to the sale, Cole Capital had managed $2.7 billion of assets on behalf of CCIT.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
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Q4 2015 SUPPLEMENTAL INFORMATION

Quarterly Financial Summary (unaudited, dollars in thousands, except per share amounts)

	Q4 2015	Q3 2015	Q2 2015	Q1 2015	Q4 2014
Consolidated Financial Results
Revenue	$383,374	$384,954	$393,721	$393,968	$418,807
Net (loss) income	$(192,231)	$8,141	$(108,709)	$(30,693)	$(360,427)
Normalized EBITDA	$286,674	$301,772	$309,306	$315,161	$336,752
Funds from operations (FFO)	$4,623	$191,562	$193,951	$195,030	$(58,825)
FFO per diluted share	$0.005	$0.206	$0.209	$0.210	$(0.063)
Adjusted funds from operations (AFFO)	$183,157	$196,428	$202,338	$200,135	$205,459
AFFO per diluted share	$0.197	$0.211	$0.218	$0.215	$0.220
Dividends declared per common share	$0.1375	$0.1375	$—	$—	$0.25

Real Estate Investments
Revenue	$350,061	$357,408	$367,192	$366,474	$366,525
Net (loss) income	$(5,961)	$8,740	$(108,267)	$(30,607)	$(82,763)
Normalized EBITDA	$280,822	$294,743	$303,331	$306,323	$309,485
FFO	$190,893	$192,161	$194,393	$195,116	$218,839
FFO per diluted share	$0.205	$0.207	$0.209	$0.210	$0.235
AFFO	$187,339	$191,419	$195,370	$195,073	$193,629
AFFO per diluted share	$0.202	$0.206	$0.210	$0.210	$0.208
Properties owned	4,435	4,572	4,645	4,647	4,648
Rentable square feet (in thousands)	99,578	100,950	101,836	102,133	103,149
Economic occupancy rate	98.6%	98.3%	98.4%	98.4%	99.3%
Weighted-average remaining lease term (years)	10.6	11.1	11.5	11.7	11.8
Investment-grade tenants (1)	42.5%	43.5%	47.4%	47.0%	46.9%

Cole Capital
Revenue	$33,313	$27,546	$26,529	$27,494	$52,282
Net (loss) income	$(186,270)	$(599)	$(442)	$(86)	$(277,664)
Normalized EBITDA	$5,852	$7,029	$5,975	$8,838	$27,267
FFO	$(186,270)	$(599)	$(442)	$(86)	$(277,664)
FFO per diluted share	$(0.200)	$(0.001)	$—	$—	$(0.298)
AFFO	$(4,182)	$5,009	$6,968	$5,062	$11,830
AFFO per diluted share	$(0.004)	$0.005	$0.007	$0.005	$0.013
Capital raised on behalf of Managed REITs, excluding DRIP	$116,397	$66,585	$58,205	$29,770	$128,282
Purchase price of property acquisitions on behalf of Managed REITs	$236,398	$315,301	$214,694	$225,814	$942,818
Gross Real Estate Investments (2)	$6,740,911	$6,561,950	$6,286,402	$6,084,979	$8,563,540
_______________________________________________
(1) The weighted-average credit rating of our investment-grade tenants was A- as of December 31, 2015.
(2) Cole Corporate Income Trust, Inc. ("CCIT") merged with Select Income REIT on January 29, 2015. Prior to the sale, Cole Capital had managed $2.7 billion of assets on behalf of CCIT.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
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Q4 2015 SUPPLEMENTAL INFORMATION

Financial and Operations Statistics and Ratios (unaudited, dollars in thousands)

	Three Months Ended
	December 31, 2015		September 30, 2015		June 30, 2015		March 31, 2015		December 31, 2014
Interest Coverage Ratio
Interest expense	$80,349		$83,140		$88,422		$91,658		$91,620
Normalized EBITDA	286,674		301,772		309,306		315,161		336,752
Interest coverage ratio	3.57x		3.63x		3.50x		3.44x		3.68x

Fixed Charge Coverage Ratio
Interest expense	$80,349		$83,140		$88,422		$91,658		$91,620
Secured debt principal amortization	5,834		6,089		8,520		10,999		8,993
Dividends attributable to preferred shares	17,972		17,974		17,973		17,973		17,973
Total fixed charges	104,155		107,203		114,915		120,630		118,586
Normalized EBITDA	286,674		301,772		309,306		315,161		336,752
Fixed charge coverage ratio	2.75	x	2.81	x	2.69	x	2.61	x	2.84	x

	December 31, 2015		September 30, 2015		June 30, 2015		March 31, 2015		December 31, 2014
Net Debt Ratios
Total Debt	$8,083,345		$8,928,412		$9,401,839		$10,333,173		$10,469,121
Less: cash and cash equivalents	69,103		171,659		121,651		788,739		416,711
Net Debt	8,014,242		8,756,753		9,280,188		9,544,434		10,052,410
Normalized EBITDA annualized	1,146,696		1,207,088		1,237,224		1,260,644		1,347,008
Net Debt to Normalized EBITDA annualized ratio	6.99	x	7.25	x	7.50	x	7.57	x	7.46	x

Net Debt	$8,014,242		$8,756,753		$9,280,188		$9,544,434		$10,052,410
Gross Real Estate Investments	16,694,977		17,392,001		17,725,642		17,904,710		18,211,712
Net Debt leverage ratio	48.0%		50.3%		52.4%		53.3%		55.2%

Unencumbered Assets/Real Estate Assets
Unencumbered Gross Real Estate Investments	$10,744,554		$11,085,546		$11,360,689		$11,187,797		$11,570,474
Gross Real Estate Investments	16,694,977		17,392,001		17,725,642		17,904,710		18,211,712
Unencumbered asset ratio	64.4%		63.7%		64.1%		62.5%		63.5%

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
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Q4 2015 SUPPLEMENTAL INFORMATION

Key Balance Sheet Metrics and Capital Structure (unaudited, dollars and shares in thousands, except per share amounts)

Common equity	44.6%

Secured debt	18.5%

Corporate bonds	15.4%

Preferred equity	6.5%

Unsecured term loan	6.1%

Convertible notes	6.1%

Revolving credit facility	2.8%

Fixed vs. Variable Rate Debt

Fixed	78.8%
Swapped to Fixed	15.6%
Variable	5.6%

VEREIT Capitalization Table
	Wtd. Avg. Maturity (Years)	Rate (1)	December 31, 2015
Diluted shares outstanding			929,324,682
Stock price			$7.92
Implied Equity Market Capitalization			$7,360,251

Series F Perpetual Preferred (2)		6.70%	$1,070,853

Mortgage notes payable	5.1	5.08%	$3,039,882
Secured term loan	2.0	5.81%	33,463
Total secured debt	5.1	5.09%	$3,073,345

Unsecured term loan (swapped to fixed)	2.5	3.30%	$1,000,000
Revolving credit facility	2.5	2.06%	460,000
Total unsecured credit facility	2.5	2.91%	$1,460,000
3-year corporate bonds	1.1	2.00%	1,300,000
5-year corporate bonds	3.1	3.00%	750,000
5-year convertible notes	2.6	3.00%	597,500
7-year convertible notes	5.0	3.75%	402,500
10-year corporate bonds	8.1	4.60%	500,000
Total unsecured debt	3.0	2.93%	$5,010,000

Total Debt	3.8	3.75%	$8,083,345

Total Capitalization			$16,514,449
Less: Cash and cash equivalents			69,103
Enterprise Value			$16,445,346

Net Debt/Enterprise Value			48.7%
Net Debt/Normalized EBITDA Annualized			6.99	x
Net Debt + Preferred/Normalized EBITDA Annualized			7.92	x
Fixed Charge Coverage Ratio			2.75	x
Liquidity (3)			$1,909,103
_____________________________________
(1) Weighted-average interest rate for variable-rate debt represents the interest rate in effect as of December 31, 2015.
(2) Balance represents 42.8 million shares outstanding at December 31, 2015 multiplied by the liquidation preference of $25 per share.
(3) Liquidity represents cash and cash equivalents of $69.1 million and $1.8 billion available capacity on our revolving credit facility.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 9

Q4 2015 SUPPLEMENTAL INFORMATION

Business Model (unaudited)

$17.4 Billion
Book Value of Total Assets

	Retail (1)	Restaurants (1)
A full-service real estate operating company with investment management capability.	2,048 Properties	2,029 Properties

	Industrial & Distribution (1)	Office (1)
	174 Properties	167 Properties

$6.7 Billion

Assets Under Management

Open Funds
Cole Capital is a combination of Cole Capital distribution and Cole Capital investment management. Cole Capital investment management is a shared resource model with VEREIT.	CCPT V(2) ● CCIT II(2) ● Income NAV(2)

Closed Funds
CCPT IV(2) ● TIC & DST(2)

(1) Excludes 17 properties that consist of billboards, construction in progress, land, and parking lots.
(2) Defined in the "Program Summary" of the Managed REITs and Other Real Estate Programs section on page 56.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
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Q4 2015 SUPPLEMENTAL INFORMATION

Consolidated Balance Sheets (unaudited, in thousands)

	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
Assets
Real estate investments, at cost:
Land	$3,120,653	$3,257,396	$3,351,303	$3,434,414	$3,472,298
Buildings, fixtures and improvements	11,425,676	11,615,474	11,779,450	12,081,061	12,307,758
Land and construction in progress	20,014	37,356	83,104	83,284	77,450
Intangible lease assets	2,218,378	2,313,369	2,339,273	2,386,904	2,435,054
Total real estate investments, at cost	16,784,721	17,223,595	17,553,130	17,985,663	18,292,560
Less: accumulated depreciation and amortization	1,778,597	1,595,667	1,401,843	1,238,320	1,034,122
Total real estate investments, net	15,006,124	15,627,928	16,151,287	16,747,343	17,258,438
Investment in unconsolidated entities	56,824	57,247	94,502	95,390	98,053
Investment in direct financing leases, net	46,312	49,244	49,801	54,822	56,076
Investment securities, at fair value	53,304	54,455	55,802	56,493	58,646
Loans held for investment, net	24,238	40,002	40,598	41,357	42,106
Cash and cash equivalents	69,103	171,659	121,651	788,739	416,711
Restricted cash	59,767	47,775	53,336	64,578	62,651
Intangible assets, net	50,779	127,835	135,340	142,851	150,359
Rent and tenant receivables and other assets, net	303,637	318,001	325,333	318,218	301,919
Goodwill	1,656,374	1,828,005	1,847,295	1,871,114	1,894,794
Due from affiliates	60,633	66,981	53,456	58,457	86,122
Assets held for sale	18,771	247,951	242,701	—	1,261
Total assets	$17,405,866	$18,637,083	$19,171,102	$20,239,362	$20,427,136

Liabilities and Equity
Mortgage notes payable and other debt, net	$3,111,985	$3,187,960	$3,470,900	$3,642,378	$3,773,922
Corporate bonds, net	2,536,333	2,534,977	2,533,628	2,532,348	2,531,081
Convertible debt, net	962,894	960,361	957,842	955,538	952,856
Credit facility	1,448,590	2,097,400	2,286,217	3,169,036	3,167,919
Below-market lease liabilities, net	251,692	264,232	298,102	304,754	317,838
Accounts payable and accrued expenses	151,877	164,204	168,877	160,129	163,025
Deferred rent, derivative and other liabilities	87,490	114,343	122,999	139,241	127,611
Distributions payable	140,816	137,647	9,938	9,959	9,995
Due to affiliates	230	241	268	547	559
Mortgage notes payable associated with assets held for sale	—	118,493	118,493	—	—
Total liabilities	8,691,907	9,579,858	9,967,264	10,913,930	11,044,806

Series F preferred stock	428	428	428	428	428
Common stock	9,049	9,050	9,051	9,051	9,055
Additional paid-in capital	11,931,768	11,928,184	11,924,547	11,919,358	11,920,253
Accumulated other comprehensive (loss) income	(2,025)	(9,806)	(1,928)	(4,136)	2,728
Accumulated deficit	(3,415,233)	(3,085,906)	(2,951,019)	(2,826,524)	(2,778,576)
Total stockholders' equity	8,523,987	8,841,950	8,981,079	9,098,177	9,153,888
Non-controlling interests	189,972	215,275	222,759	227,255	228,442
Total equity	8,713,959	9,057,225	9,203,838	9,325,432	9,382,330
Total liabilities and equity	$17,405,866	$18,637,083	$19,171,102	$20,239,362	$20,427,136

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
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Q4 2015 SUPPLEMENTAL INFORMATION

Consolidated Statements of Operations (unaudited, in thousands, except per share data)

	Three Months Ended
	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
Revenues:
Rental income	$322,079	$333,766	$341,183	$342,759	$346,928
Direct financing lease income	623	659	697	741	791
Operating expense reimbursements	27,359	22,983	25,312	22,974	18,806
Cole Capital revenue	33,313	27,546	26,529	27,494	52,282
Total revenues	383,374	384,954	393,721	393,968	418,807
Operating expenses:
Cole Capital reallowed fees and commissions	6,558	3,896	3,710	2,031	9,326
Acquisition related	734	1,764	1,563	2,182	4,324
Merger and other non-routine transactions, net of insurance recoveries	(7,691)	8,032	16,864	16,423	24,333
Property operating	35,308	31,950	32,598	30,999	27,723
General and administrative	49,160	32,842	33,958	33,106	44,622
Depreciation and amortization	202,415	208,542	217,513	219,141	226,272
Impairments	219,753	—	85,341	—	406,136
Total operating expenses	506,237	287,026	391,547	303,882	742,736
Operating (loss) income	(122,863)	97,928	2,174	90,086	(323,929)
Other (expense) income:
Interest expense, net	(82,591)	(89,530)	(90,572)	(95,699)	(126,157)
(Loss) gain on extinguishment and forgiveness of debt, net	(490)	—	—	5,302	(605)
Other income, net	(3,064)	2,472	5,474	3,855	65,128
Reserve for loan loss	(15,300)	—	—	—	—
Gain on disposition of interest in joint venture	—	6,729	—	—	—
Gain (loss) on derivative instruments, net	677	(1,420)	311	(1,028)	(172)
Gain (loss) on investment securities	—	4	(172)	233	—
Total other expenses, net	(100,768)	(81,745)	(84,959)	(87,337)	(61,806)
(Loss) income before taxes and real estate dispositions	(223,631)	16,183	(82,785)	2,749	(385,735)
Loss on disposition of real estate, net	(9,727)	(6,542)	(24,674)	(31,368)	(1,263)
(Loss) income before taxes	(233,358)	9,641	(107,459)	(28,619)	(386,998)
Benefit from (provision for) income taxes	41,127	(1,500)	(1,250)	(2,074)	26,571
Net (loss) income	(192,231)	8,141	(108,709)	(30,693)	(360,427)
Net loss (income) attributable to non-controlling interests	4,841	(612)	2,187	723	9,804
Net (loss) income attributable to the General Partner	$(187,390)	$7,529	$(106,522)	$(29,970)	$(350,623)

Basic and diluted net loss per share attributable to common stockholders	$(0.23)	$(0.01)	$(0.14)	$(0.05)	$(0.41)

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
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Q4 2015 SUPPLEMENTAL INFORMATION

Consolidated FFO and AFFO (unaudited, in thousands, except share and per share data)

	Three Months Ended
	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
Net (loss) income	$(192,231)	$8,141	$(108,709)	$(30,693)	$(360,427)
Dividends on non-convertible preferred stock	(17,972)	(17,974)	(17,973)	(17,973)	(17,973)
Loss (gain) on disposition of real estate assets, including joint ventures, net	9,727	(187)	24,674	31,368	1,263
Depreciation and amortization of real estate assets	197,408	200,159	209,132	210,770	219,080
Impairment of real estate	6,414	—	85,341	—	96,692
Proportionate share of adjustments for unconsolidated entities	1,277	1,423	1,486	1,558	2,540
FFO attributable to common stockholders and limited partners	$4,623	$191,562	$193,951	$195,030	$(58,825)

Acquisition related expenses	734	1,764	1,563	2,182	4,324
Merger and other non-routine transactions, net of insurance recoveries	(7,691)	8,032	16,864	16,423	24,333
Impairment of intangible assets	213,339	—	—	—	309,444
Reserve for loan loss	15,300	—	—	—	—
Legal settlements	—	—	—	(1,250)	(60,000)
(Gain) loss on investment securities	—	(4)	172	(233)	—
(Gain) loss on derivative instruments, net	(677)	1,420	(311)	1,028	172
Amortization of premiums and discounts on debt and investments, net	(5,107)	(4,920)	(5,298)	(3,858)	11,461
Amortization of below-market lease liabilities, net of amortization of above-market lease assets	1,299	1,152	1,064	1,007	1,475
Net direct financing lease adjustments	544	507	491	495	448
Amortization and write-off of deferred financing costs	7,321	11,320	7,428	7,929	23,475
Amortization of management contracts	3,373	7,510	7,510	7,510	6,233
Deferred tax benefit(1)	(38,695)	(5,701)	(3,874)	(3,972)	(33,324)
Loss (gain) on extinguishment and forgiveness of debt, net	490	—	—	(5,302)	605
Straight-line rent	(17,589)	(21,705)	(23,997)	(19,107)	(25,367)
Equity-based compensation expense, net of forfeitures(2)	4,311	4,016	5,355	818	(980)
Other amortization and non-cash charges	1,540	781	766	753	895
Proportionate share of adjustments for unconsolidated entities	42	694	654	682	1,090
AFFO attributable to common stockholders and limited partners	$183,157	$196,428	$202,338	$200,135	$205,459

Weighted-average shares outstanding - basic	903,638,159	903,461,323	903,339,143	902,996,270	902,528,136
Effect of dilutive securities (3)	25,729,149	25,995,886	26,348,273	26,157,663	29,629,740
Weighted-average shares outstanding - diluted(4)	929,367,308	929,457,209	929,687,416	929,153,933	932,157,876

FFO attributable to common stockholders and limited partners per diluted share	$0.005	$0.206	$0.209	$0.210	$(0.063)
AFFO attributable to common stockholders and limited partners per diluted share	$0.197	$0.211	$0.218	$0.215	$0.220
_____________________________________
(1) This adjustment represents the non-current portion of the provision or benefit in order to show only the current portion of the benefit as an impact to AFFO.
(2) During the three months ended December 31, 2014, the Company reversed certain equity-based compensation amounts previously recorded due to the departure of certain executives.
(3) Dilutive securities include limited partnership interests in our operating partnership, unvested restricted shares of common stock, certain unvested restricted stock units and convertible preferred stock, as applicable.
(4) Weighted-average shares for all periods presented exclude the effect of the convertible debt as the strike price of each convertible debt instrument is greater than the price of the Company’s common stock and any shares underlying restricted stock units that are contingently issuable.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 13

Q4 2015 SUPPLEMENTAL INFORMATION

Consolidated EBITDA and Normalized EBITDA (unaudited, in thousands)

	Three Months Ended
	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
Net (loss) income	$(192,231)	$8,141	$(108,709)	$(30,693)	$(360,427)
Adjustments:
Interest expense, net	82,591	89,530	90,572	95,699	126,157
Depreciation and amortization	202,415	208,542	217,513	219,141	226,272
(Benefit from) provision for income taxes	(41,127)	1,500	1,250	2,074	(26,571)
Proportionate share of adjustments for unconsolidated entities	1,978	2,554	2,415	2,661	3,402
EBITDA	$53,626	$310,267	$203,041	$288,882	$(31,167)
Loss (gain) on disposition of real estate assets, including joint ventures, net	9,727	(187)	24,674	31,368	1,263
Impairments	219,753	—	85,341	—	406,136
Reserve for loan loss	15,300	—	—	—	—
Acquisition related expenses	734	1,764	1,563	2,182	4,324
Merger and other non-routine transactions, net of insurance recoveries	(7,691)	8,032	16,864	16,423	24,333
(Gain) loss on investment securities	—	(4)	172	(233)	—
(Gain) loss on derivative instruments, net	(677)	1,420	(311)	1,028	172
Amortization of below-market lease liabilities, net of amortization of above-market lease assets	1,299	1,152	1,064	1,007	1,475
Loss (gain) on extinguishment and forgiveness of debt, net	490	—	—	(5,302)	605
Net direct financing lease adjustments	544	507	491	495	448
Straight-line rent	(17,589)	(21,705)	(23,997)	(19,107)	(25,367)
Legal settlements	—	—	—	(1,250)	(60,000)
Program development costs write-off	11,295	—	—	—	13,109
Other amortization and non-cash charges	(122)	(82)	(125)	(78)	335
Proportionate share of adjustments for unconsolidated entities	(15)	608	529	(254)	1,086
Normalized EBITDA	$286,674	$301,772	$309,306	$315,161	$336,752

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 14

Real Estate Investments

Walmart
Pizza Hut
TACO BELL
FedEx
FedEx Freight
THE HOME DEPOT
CALIFORNIA'S HOME IMPROVEMENT WAREHOUSE
PETSMART
maurices

VEREIT

Quarterly Supplemental Information
Fourth Quarter 2015

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 15

Q4 2015 SUPPLEMENTAL INFORMATION

Statements of Operations - REI Segment (unaudited, in thousands)

	Three Months Ended
	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
Revenues:
Rental income	$322,079	$333,766	$341,183	$342,759	$346,928
Direct financing lease income	623	659	697	741	791
Operating expense reimbursements	27,359	22,983	25,312	22,974	18,806
Total real estate investment revenues	350,061	357,408	367,192	366,474	366,525
Operating expenses:
Acquisition related	673	1,690	1,563	1,723	962
Merger and other non-routine transactions, net of insurance recoveries	(7,691)	8,032	16,864	16,423	24,310
Property operating	35,308	31,950	32,598	30,999	27,723
General and administrative	16,646	15,848	16,827	15,370	13,586
Depreciation and amortization	197,409	200,158	209,122	210,788	219,222
Impairment of real estate	6,414	—	85,341	—	96,692
Total operating expenses	248,759	257,678	362,315	275,303	382,495
Operating income (loss)	101,302	99,730	4,877	91,171	(15,970)
Other (expense) income:
Interest expense, net	(82,591)	(89,530)	(90,572)	(95,699)	(126,157)
(Loss) gain on extinguishment and forgiveness of debt, net	(490)	—	—	5,302	(605)
Other income, net	(3,474)	2,007	5,082	2,636	62,812
Reserve for loan loss	(15,300)	—	—	—	—
Gain on disposition of joint venture interest	—	6,729	—	—	—
Gain (loss) on derivative instruments, net	677	(1,420)	311	(1,028)	(172)
Gain (loss) on investment securities	—	4	(172)	233	—
Total other expenses, net	(101,178)	(82,210)	(85,351)	(88,556)	(64,122)
Income (loss) before taxes and real estate dispositions	124	17,520	(80,474)	2,615	(80,092)
Loss on disposition of real estate, net	(9,727)	(6,542)	(24,674)	(31,368)	(1,263)
(Loss) Income before taxes	(9,603)	10,978	(105,148)	(28,753)	(81,355)
Benefit from (provision for) income taxes	3,642	(2,238)	(3,119)	(1,854)	(1,408)
Net (loss) income	$(5,961)	$8,740	$(108,267)	$(30,607)	$(82,763)

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 16

Q4 2015 SUPPLEMENTAL INFORMATION

FFO and AFFO - REI Segment (unaudited, in thousands, except share and per share data)

	Three Months Ended
	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
Net (loss) income	$(5,961)	$8,740	$(108,267)	$(30,607)	$(82,763)
Dividends on non-convertible preferred stock	(17,972)	(17,974)	(17,973)	(17,973)	(17,973)
Loss (gain) on disposition of real estate assets, including joint ventures, net	9,727	(187)	24,674	31,368	1,263
Depreciation and amortization of real estate assets	197,408	200,159	209,132	210,770	219,080
Impairment of real estate	6,414	—	85,341	—	96,692
Proportionate share of adjustments for unconsolidated entities	1,277	1,423	1,486	1,558	2,540
FFO attributable to common stockholders and limited partners	$190,893	$192,161	$194,393	$195,116	$218,839

Acquisition related expenses	673	1,690	1,563	1,723	962
Merger and other non-routine transactions, net of insurance recoveries	(7,691)	8,032	16,864	16,423	24,310
Reserve for loan loss	15,300	—	—	—	—
Legal settlements	—	—	—	(1,250)	(60,000)
(Gain) loss on investment securities	—	(4)	172	(233)	—
(Gain) loss on derivative instruments, net	(677)	1,420	(311)	1,028	172
Amortization of premiums and discounts on debt and investments, net	(5,107)	(4,920)	(5,298)	(3,858)	11,461
Amortization of below-market lease liabilities, net of amortization of above-market lease assets	1,299	1,152	1,064	1,007	1,475
Net direct financing lease adjustments	544	507	491	495	448
Amortization and write-off of deferred financing costs	7,321	11,320	7,428	7,929	23,475
Loss (gain) on extinguishment and forgiveness of debt, net	490	—	—	(5,302)	605
Straight-line rent	(17,589)	(21,705)	(23,997)	(19,107)	(25,367)
Equity-based compensation expense, net of forfeitures (1)	1,840	1,073	2,357	402	(3,997)
Other amortization and non-cash charges	1	(1)	(10)	18	156
Proportionate share of adjustments for unconsolidated entities	42	694	654	682	1,090
AFFO attributable to common stockholders and limited partners	$187,339	$191,419	$195,370	$195,073	$193,629

Weighted-average shares outstanding - basic	903,638,159	903,461,323	903,339,143	902,996,270	902,528,136
Effect of dilutive securities (2)	25,729,149	25,995,886	26,348,273	26,157,663	29,629,740
Weighted-average shares outstanding - diluted (3)	929,367,308	929,457,209	929,687,416	929,153,933	932,157,876

FFO attributable to common stockholders and limited partners per diluted share	$0.205	$0.207	$0.209	$0.210	$0.235
AFFO attributable to common stockholders and limited partners per diluted share	$0.202	$0.206	$0.210	$0.210	$0.208
_________________________________
(1) During the three months ended December 31, 2014, the Company reversed certain equity-based compensation amounts previously recorded due to the departure of certain executives.
(2) Dilutive securities include limited partnership interests in our operating partnership, unvested restricted shares of common stock, certain unvested restricted stock units and convertible preferred stock, as applicable.
(3) Weighted-average shares for all periods presented exclude the effect of the convertible debt as the strike price of each convertible debt instrument is greater than the price of the Company’s common stock and any shares underlying restricted stock units that are contingently issuable.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 17

Q4 2015 SUPPLEMENTAL INFORMATION

EBITDA and Normalized EBITDA - REI Segment (unaudited, in thousands)

	Three Months Ended
	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
Net (loss) income	$(5,961)	$8,740	$(108,267)	$(30,607)	$(82,763)
Adjustments:
Interest expense	82,591	89,530	90,572	95,699	126,157
Depreciation and amortization	197,409	200,158	209,122	210,788	219,222
Provision for income taxes	(3,642)	2,238	3,119	1,854	1,408
Proportionate share of adjustments for unconsolidated entities	1,978	2,554	2,415	2,661	3,402
EBITDA	$272,375	$303,220	$196,961	$280,395	$267,426
Loss (gain) on disposition of real estate assets, including joint ventures, net	9,727	(187)	24,674	31,368	1,263
Impairment of real estate assets	6,414	—	85,341	—	96,692
Reserve for loan loss	15,300	—	—	—	—
Acquisition related expenses	673	1,690	1,563	1,723	962
Merger and other non-routine transactions, net of insurance recoveries	(7,691)	8,032	16,864	16,423	24,310
(Gain) loss on investment securities	—	(4)	172	(233)	—
(Gain) loss on derivative instruments, net	(677)	1,420	(311)	1,028	172
Amortization of below-market lease liabilities, net of amortization of above-market lease assets	1,299	1,152	1,064	1,007	1,475
Loss (gain) on extinguishment and forgiveness of debt, net	490	—	—	(5,302)	605
Net direct financing lease adjustments	544	507	491	495	448
Straight-line rent	(17,589)	(21,705)	(23,997)	(19,107)	(25,367)
Legal settlements	—	—	—	(1,250)	(60,000)
Other amortization and non-cash charges	(28)	10	(20)	30	413
Proportionate share of adjustments for unconsolidated entities	(15)	608	529	(254)	1,086
Normalized EBITDA	$280,822	$294,743	$303,331	$306,323	$309,485

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 18

Q4 2015 SUPPLEMENTAL INFORMATION

Net Operating Income - REI Segment (unaudited, dollars in thousands)

REI Segment NOI and Cash NOI

	Three Months Ended
	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
Rental income - as reported(1)	$322,079	$333,766	$341,183	$342,759	$346,928
Direct financing lease income - as reported	623	659	697	741	791
Operating expense reimbursements - as reported	27,359	22,983	25,312	22,974	18,806
Property operating expense - as reported	(35,308)	(31,950)	(32,598)	(30,999)	(27,723)
NOI	314,753	325,458	334,594	335,475	338,802
Adjustments:
Straight line rent	(17,589)	(21,705)	(23,997)	(19,107)	(25,367)
Amortization of below-market lease liabilities, net of amortization of above-market lease assets	1,299	1,152	1,064	1,007	1,475
Net direct financing lease adjustments	544	507	491	495	448
Cash NOI	$299,007	$305,412	$312,152	$317,870	$315,358
_____________________________________
(1) Rental income includes percentage rent of $1.8 million, $2.1 million, $2.1 million, $2.6 million, and$1.6 million for the three months ended December 31, 2015 , September 30, 2015, June 30, 2015, March 31, 2015, and December 31, 2014, respectively.

Normalized Cash NOI

Three Months Ended
December 31, 2015
Cash NOI	$299,007
Adjustments for intra-quarter acquisitions, dispositions, and completed build-to-suit properties(1)	(5,524)
Normalized Cash NOI	$293,483
_____________________________________
(1) For properties acquired or build-to-suits completed during the three months ended December 31, 2015 , the adjustment eliminates Cash NOI for such properties and replaces Cash NOI for the partial period with an amount estimated to be equivalent to Cash NOI for the full period. For properties disposed of during the three months ended December 31, 2015, the adjustment eliminates Cash NOI for the period.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 19

Q4 2015 SUPPLEMENTAL INFORMATION

Same Store Contract Rental Revenue (unaudited, dollars in thousands)

The Company reviews the stabilized operating results from properties that we refer to as "same store." In determining the same store property pool, we include all properties that were owned for the entirety of both the current and prior reporting periods, except for properties during the current or prior year that were under development or redevelopment. The following tables show the Company's same store portfolio statistics, which included 4,358(1) properties, with 96.7 million aggregate square feet, acquired prior to October 1, 2014 and owned through December 31, 2015:

	Three Months Ended December 31,		Increase/(Decrease)
	2015	2014	$ Change	% Change
Contract Rental Revenue	$296,327	$292,949	$3,378	1.2%
Economic occupancy rate	98.8%	98.6%	NA	NA

		Contract Rental Revenue
	Number of	Three Months Ended December 31,		Increase/(Decrease)
	Properties	2015	2014	$ Change	% Change
Single-tenant retail	1,981	$100,982	$100,140	$842	0.8%
Anchored shopping centers	19	5,803	5,766	37	0.6%
Restaurant	2,018	73,241	72,326	915	1.3%
Industrial and Distribution	166	47,300	47,236	64	0.1%
Office	162	68,878	67,359	1,519	2.3%
Other(2)	12	123	122	1	0.8%
Total	4,358	$296,327	$292,949	$3,378	1.2%
_______________________________________________
(1) Development and expansion properties are included in the same store population if the placed in service date was prior to October 1, 2014.
(2) Other properties includes billboards, land and parking lots.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 20

Q4 2015 SUPPLEMENTAL INFORMATION

Same Store Contract Rental Revenue

The following graphs compare the Company's same store Contract Rental Revenue composition to the Company's total portfolio, based on Annualized Rental Income, as of December 31, 2015.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 21

Q4 2015 SUPPLEMENTAL INFORMATION

Debt and Preferred Equity Summary (unaudited, dollars in thousands)

Principal Payments Due	Total	2016	2017	2018	2019	2020	Thereafter
Mortgage notes payable	$3,039,882	$216,006	$412,515	$210,993	$286,426	$284,161	$1,629,781
Unsecured credit facility	1,460,000	—	—	1,460,000	—	—	—
Corporate bonds	2,550,000	—	1,300,000	—	750,000	—	500,000
Convertible notes	1,000,000	—	—	597,500	—	402,500	—
Secured term loan	33,463	12,516	7,680	13,267	—	—	—
Total	$8,083,345	$228,522	$1,720,195	$2,281,760	$1,036,426	$686,661	$2,129,781

Debt Type	Percentage of Total Debt	Weighted-Average Effective Interest Rate	Weighted-Average Years to Maturity
Mortgage notes payable	37.6%	5.08%	5.1
Unsecured credit facility	18.1%	2.91%	2.5
Corporate bonds	31.5%	2.80%	3.1
Convertible notes	12.4%	3.30%	3.5
Secured term loan	0.4%	5.81%	2.0
Total	100.0%	3.75%	3.8

Debt Type	Percentage of Total Debt	Weighted-Average Effective Interest Rate	Weighted-Average Years to Maturity
Total unsecured debt	62.0%	2.93%	3.0
Total secured debt	38.0%	5.09%	5.1
Total	100.0%	3.75%	3.8

Total fixed-rate debt (1)	94.4%	3.84%	3.9
Total variable-rate debt	5.6%	1.88%	2.5
Total	100.0%	3.75%	3.8

Preferred Equity	Balance (2)	Percent of Total Preferred Equity	Dividend Rate
Series F preferred stock	$1,070,853	100.00%	6.7%
_______________________________________________
(1) Includes $1.3 billion of variable-rate debt fixed by way of interest rate swap agreement.
(2) Balance represents 42.8 million shares outstanding at December 31, 2015 multiplied by the liquidation preference of $25 per share.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 22

Q4 2015 SUPPLEMENTAL INFORMATION

Debt and Preferred Equity Summary (cont.) (unaudited, dollars in millions)

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 23

Q4 2015 SUPPLEMENTAL INFORMATION

Mortgage Notes Payable (unaudited, dollars in thousands)

Lender	Maturity	Outstanding Balance As Of December 31, 2015	Coupon Rate		Effective Rate (1)	Payment Terms (2)
Cantor Commercial Real Estate Lending, L.P.	1/6/2024	$465,000	4.97%		4.97%	I/O
Cantor Commercial Real Estate Lending, L.P.	1/6/2024	155,000	4.97%		4.97%	I/O
Wells Fargo Bank, National Association	1/1/2018	133,025	5.61%		5.61%	I/O through 02/01/2016, then P&I
JPMorgan Chase Bank, N.A.	9/1/2020	101,668	5.55%		5.55%	P&I
Bank of America, N.A.	1/1/2017	94,884	6.30%		6.30%	I/O
Wells Fargo Bank, National Association	3/1/2023	74,250	4.23%		4.23%	I/O
Wells Fargo Bank, National Association	7/1/2022	68,110	4.54%		4.54%	I/O
Wells Fargo Bank, National Association	1/1/2023	66,000	4.24%		4.24%	I/O
Goldman Sachs Commercial Mortgage Capital, L.P.	6/6/2020	63,226	5.73%		5.73%	P&I
Wells Fargo Bank, National Association	5/1/2021	60,450	5.54%		5.54%	I/O
PNC Bank, National Association	1/1/2019	59,500	4.10%		4.10%	I/O
New York State Teachers' Retirement System	3/1/2019	55,000	4.41%		4.41%	I/O
Citigroup Global Markets Realty Corp	5/6/2022	54,300	6.05%		6.05%	I/O
Bank of America, N.A.	1/1/2017	51,836	5.90%		5.91%	I/O
Capital One, N.A.	11/20/2019	51,400	1mo. Libor + 1.95%	(3)	5.22%	I/O through 11/01/2017, then P&I
American General Life Insurance Company	11/1/2021	51,250	5.25%		5.25%	I/O
US Bank National Association	8/11/2029	48,677	7.23%		7.23%	I/O
Wells Fargo Bank, National Association	2/1/2017	48,500	1mo. Libor + 2.47%	(3)	3.79%	I/O
JPMorgan Chase Bank, N.A.	5/1/2021	46,910	5.53%		5.53%	I/O
Goldman Sachs Commercial Mortgage Capital, L.P.	5/6/2021	46,670	5.92%		5.92%	I/O
US Bank National Association	7/11/2016	43,700	6.03%		6.03%	I/O
People's United Bank	4/1/2021	42,500	5.55%		5.55%	I/O through 05/01/2016, then P&I
JPMorgan Chase Bank, N.A.	6/1/2020	41,326	5.71%		5.71%	P&I
Wells Fargo Bank, National Association	6/1/2022	41,000	4.73%		4.73%	I/O
Morgan Stanley Mortgage Capital Holdings LLC	1/1/2023	40,800	4.46%		4.46%	I/O
JPMorgan Chase Bank, N.A.	11/1/2019	38,500	4.10%		4.10%	I/O
JPMorgan Chase Bank, N.A.	11/1/2017	38,315	6.34%		6.34%	I/O
LaSalle Bank National Association	1/1/2016	38,051	10.68%	(4)	10.68%	P&I
The Royal Bank of Scotland Plc	1/1/2021	34,000	5.48%		5.48%	I/O
Goldman Sachs Mortgage Company	12/6/2020	31,500	5.25%		5.25%	I/O
Oritani Bank	5/1/2024	30,050	3.25%		3.25%	I/O through 05/01/2019, then P&I
Goldman Sachs Mortgage Company	12/6/2020	30,000	5.25%		5.25%	I/O
BOKF, NA dba Bank of Oklahoma	7/29/2018	29,200	1mo. Libor + 2.75%	(3)	4.10%	I/O
Jackson National Life Insurance Company	10/1/2021	29,450	4.25%		4.25%	I/O through 11/01/2018, then P&I
German American Capital Corporation	10/6/2022	29,160	4.48%		4.48%	I/O
PNC Bank, National Association	9/1/2022	28,258	4.00%		4.00%	P&I
German American Capital Corporation	10/6/2022	28,440	4.48%		4.48%	I/O
BOKF, NA dba Bank of Texas	7/31/2017	28,350	1mo. Libor + 2.20%	(3)	3.28%	I/O
PNC Bank, National Association	6/1/2022	27,750	4.22%		4.22%	I/O
GS Commercial Real Estate LP	8/6/2019	27,725	4.73%		4.73%	I/O

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 24

Q4 2015 SUPPLEMENTAL INFORMATION

Mortgage Notes Payable (cont.) (unaudited, dollars in thousands)

Lender	Maturity	Outstanding Balance As Of December 31, 2015	Coupon Rate		Effective Rate (1)	Payment Terms (2)
Jackson National Life Insurance Company	7/1/2019	$27,200	3.10%		3.10%	I/O
LaSalle Bank National Association	1/1/2017	25,620	5.81%		5.81%	I/O
Bank of America, N.A.	9/1/2017	24,301	5.28%		5.28%	P&I
John Hancock Life Insurance Company	10/1/2022	22,500	4.04%		4.04%	I/O
BOKF, NA dba Bank of Texas	12/31/2018	21,766	1mo. Libor + 1.80%	(3)	3.57%	I/O
Aviva Life and Annuity Company	7/1/2021	19,600	5.02%		5.02%	I/O through 08/01/2019, then P&I
German American Capital Corp	6/6/2022	19,533	4.60%		4.60%	P&I
The Variable Annuity Life Insurance Company	1/1/2023	19,525	4.00%		4.00%	I/O
Morgan Stanley Mortgage Capital Holdings LLC	5/10/2021	19,513	5.67%		5.67%	I/O
Oritani Bank	5/1/2024	18,889	3.25%		3.25%	I/O through 05/01/2019, then P&I
The Royal Bank of Scotland Plc	3/1/2021	18,100	5.88%		5.88%	I/O
US Bank National Association	12/11/2016	17,500	5.55%		5.55%	I/O
BOKF, NA dba Bank of Texas	7/31/2017	16,555	1mo. Libor + 2.20%	(3)	3.28%	I/O
JPMorgan Chase Bank, National Association	5/1/2021	16,221	5.54%		5.54%	P&I
US Bank National Association	1/11/2017	16,200	5.48%		5.48%	I/O
Wachovia Bank, National Association	12/11/2016	16,043	5.63%		5.63%	I/O
Oritani Bank	1/1/2023	15,000	3.75%		3.75%	I/O through 01/01/2018, then P&I
US Bank National Association	5/1/2016	14,680	5.84%		5.84%	P&I
BOKF, NA dba Bank of Texas	12/31/2018	14,150	1mo. Libor + 1.80%	(3)	3.57%	I/O
Wells Fargo Bank, National Association	3/20/2023	14,010	3.23%		3.23%	I/O
Wells Fargo Bank, National Association	3/1/2016	13,500	5.17%		5.17%	I/O
BOKF, NA dba Bank of Texas	12/31/2020	13,420	1mo. Libor + 1.85%	(3)	4.25%	I/O
US Bank National Association	7/1/2016	12,796	6.05%		6.05%	P&I
BOKF, NA dba Bank of Texas	7/13/2017	12,725	1mo. Libor + 2.25%	(3)	3.43%	I/O
Goldman Sachs Commercial Mortgage Capital, L.P.	9/6/2017	12,270	3.70%		3.70%	I/O
Customers Bank	12/29/2016	11,760	3.75%		3.75%	I/O
JPMorgan Chase Bank, N.A.	7/1/2020	11,317	5.50%		5.50%	P&I
US Bank National Association	2/11/2017	10,332	5.68%		5.68%	I/O
US Bank National Association	11/11/2016	10,137	5.50%		5.50%	I/O
40/86 Mortgage Capital, Inc.	1/1/2019	10,050	5.00%		5.00%	I/O
Monumental Life Insurance Company	4/1/2023	9,700	3.95%		3.95%	P&I
Wachovia Bank, National Association	6/11/2016	8,625	6.56%		6.56%	I/O
Amegy Bank, National Association	8/31/2016	8,238	1mo. Libor + 2.95%		3.19%	I/O
Transamerica Life Insurance Company	8/1/2030	7,424	5.57%		5.57%	P&I
Transamerica Life Insurance Company	8/1/2030	6,626	5.32%		5.32%	P&I
US Bank National Association	5/11/2017	6,262	5.45%		5.45%	I/O
Customers Bank	8/16/2017	5,500	3.63%		3.63%	I/O
BOKF, NA dba Bank of Texas	10/31/2016	5,060	1mo. Libor + 2.25%	(3)	3.70%	I/O
Wells Fargo Bank, National Association	3/1/2017	4,800	1mo. Libor + 2.50%	(3)	3.76%	I/O
Capital Lease Funding, LLC	7/15/2018	1,699	7.20%		7.20%	P&I
Bear Stearns Commercial Mortgage, Inc.	9/1/2017	1,678	5.88%		5.88%	I/O
US Bank National Association	4/15/2019	1,576	5.40%		5.40%	I/O

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 25

Q4 2015 SUPPLEMENTAL INFORMATION

Mortgage Notes Payable (cont.) (unaudited, dollars in thousands)

Lender	Maturity	Outstanding Balance As Of December 31, 2015	Coupon Rate		Effective Rate (1)	Payment Terms (2)
BOKF, NA dba Bank of Texas	4/12/2018	$1,562	1mo. Libor + 2.45%	(3)	3.39%	I/O
US Bank National Association	12/11/2016	1,250	6.18%		6.18%	I/O
BOKF, NA dba Bank of Texas	4/12/2018	562	1mo. Libor + 2.45%	(3)	3.39%	I/O
Transamerica Life Insurance Company	8/1/2030	376	5.93%		5.93%	P&I
		$3,039,882			5.08%
_______________________________________________
(1) Represents interest rate in effect at December 31, 2015. For loans subject to interest rate swaps, this represents the all-in fixed interest rate.
(2) I/O means interest only is due monthly with the principal due at maturity. P&I means both principal and interest are due monthly.
(3) Variable-rate loan fixed by way of interest rate swap agreement.
(4) The Company was in default under this loan agreement due to the failure to pay a reserve required per the loan agreement. As such, the Company is accruing interest at the default rate of interest of 10.68% per annum. The Company is engaged with the servicer to complete foreclosure proceedings.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 26

Q4 2015 SUPPLEMENTAL INFORMATION

Credit Facility and Corporate Bond Covenants (unaudited)

The following is a summary of key financial covenants for the Company's unsecured credit facility and corporate bonds, as defined and calculated per the terms of the facility's credit agreement and the bonds' governing documents, respectively. These calculations, which are not based on U.S. GAAP measurements, are presented to investors to show that the Company is in compliance with the covenants and are not measures of our liquidity or performance. As of December 31, 2015, the Company believes it is in compliance with these covenants based on the covenant limits and calculations in place at that time.

Unsecured Credit Facility Key Covenants	Required	December 31, 2015
Minimum tangible net worth	≥ $5.5 B	$8.8B
Ratio of total indebtedness to total asset value	≤ 60%	47.7%
Ratio of adjusted EBITDA to fixed charges	≥ 1.5x	2.7x
Ratio of secured indebtedness to total asset value	≤ 45%	18.2%
Ratio of unsecured indebtedness to unencumbered asset value	≤ 60%	45.9%
Ratio of unencumbered adjusted NOI to unsecured interest expense	≥ 1.75x	4.5x
Minimum unencumbered asset value	≥ $8.0 B	$10.9B

Corporate Bond Key Covenants	Required	December 31, 2015
Limitation on incurrence of total debt	≤ 65%	46.9%
Limitation on incurrence of secured debt	≤ 40%	18.1%
Debt service coverage	≥ 1.5x	3.4x
Maintenance of total unencumbered assets	≥ 150%	224.1%

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 27

Q4 2015 SUPPLEMENTAL INFORMATION

Acquisitions and Development Projects (unaudited, square feet and dollars in thousands)

Acquisitions
The following table summarizes the Company's property acquisition activity during the three months ended December 31, 2015.

Property	Location	Square Feet	Purchase Price	Cash Cap Rate	Remaining Lease Term (Years)
Fedex	Bel Aire, KS	182	$9,939	7.3%	9.5
Fedex	Rockford, IL	187	16,173	7.2%	9.3
Total		369	$26,112	7.2%

Development Projects
The following table provides a summary of our development projects at December 31, 2015. During the three months ended December 31, 2015, the Company capitalized $4.1 million of additional development costs and placed $7.1 million of development projects into service.

Description	Number of Properties	Estimated Completion Date	Investment to Date	Remaining Estimated Investment	Estimated Cash Cap Rate (1)
Build-to-suits
Family Dollar Portfolio	6	Q1 - Q2 2016	$7,159	$1,874	7.3%
Redevelopment(2)
FedEx Expansions	3	Q1 - Q2 2016	9,257	1,051	8.6%
Mattress Firm	1	Q1 2016	769	735	10.2%
Total			$17,185	$3,660
_______________________________________________
(1) Rent will commence in accordance with the respective lease agreement. In general, rent commences upon delivery of the space to the tenant.
(2) Excludes tenant improvement costs incurred in accordance with existing leases. As of December 31, 2015, $2.8 million of tenant improvement costs were included in land and construction in progress in the consolidated financial statements.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 28

Q4 2015 SUPPLEMENTAL INFORMATION

Dispositions (unaudited, square feet and dollars in thousands)

Dispositions

The following table shows the 139 properties that were disposed and the related gains/losses during the three months ended December 31, 2015.

Property	Number of Properties	Location	Square Feet	Remaining Lease Term (Years)(1)	Cash Cap Rate	Sale Price	Real Estate Gain (Loss)(2)	Goodwill Allocation(3)	GAAP Gain (Loss)(4)
AT&T Midtown(5)	1	Atlanta, GA	794	8.5	5.9%	$226,200	$(1,234)	(6)	$(1,234)
Red Lobster - GGC Sale #1	51	Various	401	23.6	7.8%	204,392	11,788	(13,659)	(1,871)
Red Lobster - GGC Sale #2	58	Various	458	23.6	7.8%	220,824	8,965	(14,607)	(5,642)
Restaurants	24	Various	82	6.2	8.6%	26,593	1,353	(1,380)	(27)
Walgreens	2	Various	29	18.5	5.5%	14,243	2,915	(933)	1,982
Vacant	3	Various	14	N/A	N/A	1,510	(27)	(100)	(127)
Other(7)	—		—	—	—	—	(1,511)	(1,297)	(2,808)
Total	139		1,778	17.4	7.1%	$693,762	$22,249	$(31,976)	$(9,727)
_______________________________________________
(1) Represents the remaining lease term from the date of sale.
(2) Equals sale price less GAAP net book value and selling costs.
(3) In accordance with GAAP, the Company allocated a portion of the REI segment goodwill to the respective sold property to calculate the GAAP gain (loss). See Note 5 – Goodwill and Other Intangibles of our Annual Report on Form 10-K for the year ended December 31, 2015 for a further description of our goodwill allocation methodology.
(4) Equals sale price less GAAP net book value, including goodwill allocation, and selling costs.
(5) This property was owned by a consolidated joint venture, in which the Company held an 87% interest. Data presented represents the Company's pro rata share of the gross sales price of $260 million
(6) The property was classified as held for sale as of June 30, 2015, at which time the Company allocated $17.8 million of goodwill to the cost basis of the property. During the three and six months ended June 30, 2015 the Company recorded a held for sale loss of $22.5 million, which included the goodwill allocation. The Company disposed of this property during the three months ended December 31, 2015 and recorded an additional loss of $1.2 million.
(7) Represents proceeds received and net GAAP gains/losses recorded for condemnations, easements, held for sale assets and post-close adjustments.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 29

Q4 2015 SUPPLEMENTAL INFORMATION

Diversification Statistics: Real Estate Portfolio (unaudited, percentages based on portfolio Annualized Rental Income)

___________________________________________________
___________________________________________________

___________________________________________________
___________________________________________________

Statistics (square feet in thousands)

Properties owned	4,435
Rentable square feet	99,578
Economic occupancy rate	98.6%
Weighted-average remaining lease term (years)	10.6
Investment-Grade Tenants	42.5%
Flat leases	22.2%
NNN leases	62.6%

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 30

Q4 2015 SUPPLEMENTAL INFORMATION

Top 10 Concentrations: Real Estate Portfolio (unaudited, square feet and dollars in thousands)

Tenant Concentration	Number of Leases	Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio	Investment Rating
Red Lobster	31	3,030	3.0%	$118,167	9.3%	B-
Walgreens	121	1,756	1.8%	43,941	3.5%	BBB
Family Dollar	207	3,434	3.5%	37,711	3.0%	BB
FedEx	58	3,751	3.8%	35,207	2.8%	BBB
CVS	107	1,503	1.5%	35,069	2.8%	BBB+
Dollar General	405	3,748	3.8%	34,289	2.7%	BBB
Albertson's	33	1,923	1.9%	23,633	1.9%	B
General Service Administration	23	1,021	1.0%	23,606	1.9%	AA+
Citizens Bank	177	894	0.9%	21,128	1.7%	A-
BJ's Wholesale Club	4	2,223	2.2%	19,559	1.5%	B-
Total	1,166	23,283	23.4%	$392,310	31.1%

Tenant Industry Concentration	Number of Leases	Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Restaurants - Casual Dining	400	5,887	5.9%	$210,276	16.6%
Manufacturing	70	19,936	20.0%	127,249	10.1%
Restaurants - Quick Service	964	4,203	4.2%	116,985	9.3%
Retail - Discount	641	10,522	10.6%	96,553	7.6%
Retail - Pharmacy	268	3,967	4.0%	92,763	7.3%
Finance	307	3,097	3.1%	66,214	5.2%
Professional Services	70	4,232	4.2%	59,364	4.7%
Retail - Grocery & Supermarket	84	5,450	5.5%	57,091	4.5%
Retail - Home & Garden	100	7,479	7.5%	53,061	4.2%
Logistics	65	5,200	5.2%	43,996	3.5%
Total	2,969	69,973	70.2%	$923,552	73.0%

Geographic Concentration	Number of Properties	Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Texas	601	11,596	11.6%	$165,707	13.1%
Illinois	186	6,258	6.3%	81,127	6.4%
Florida	276	4,919	4.9%	70,656	5.6%
California	89	4,734	4.8%	65,985	5.2%
Pennsylvania	172	5,802	5.8%	58,443	4.6%
Ohio	294	5,762	5.8%	55,787	4.4%
Georgia	216	4,017	4.0%	49,783	3.9%
Indiana	142	5,929	6.0%	45,053	3.6%
North Carolina	182	3,926	3.9%	40,606	3.2%
Michigan	192	2,486	2.5%	38,700	3.1%
Total	2,350	55,429	55.6%	$671,847	53.1%

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 31

Q4 2015 SUPPLEMENTAL INFORMATION

Metropolitan Statistical Area (MSA) Concentration	Number of Properties	Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Chicago, IL	121	5,690	5.7%	$70,865	5.6%
Dallas, TX	122	3,782	3.8%	57,231	4.5%
Houston, TX	100	2,893	2.9%	32,229	2.5%
Atlanta, GA	97	2,739	2.8%	29,196	2.3%
Philadelphia, PA	53	2,039	2.0%	28,735	2.3%
New York, NY	26	1,135	1.1%	25,777	2.0%
Phoenix, AZ	48	1,613	1.6%	25,274	2.0%
Boston, MA	28	1,819	1.8%	24,950	2.0%
Washington, DC	32	887	0.9%	20,701	1.6%
Indianapolis, IN	41	2,696	2.7%	20,132	1.6%
Total	668	25,293	25.3%	$335,090	26.4%

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 32

Q4 2015 SUPPLEMENTAL INFORMATION

Tenants Comprising Over 1% of Annualized Rental Revenue (unaudited, square feet and dollars in thousands)

Tenant	Number of Leases	Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio	Investment Rating
Red Lobster	31	3,030	3.0%	$118,167	9.3%	B-
Walgreens	121	1,756	1.8%	43,941	3.5%	BBB
Family Dollar	207	3,434	3.4%	37,711	3.0%	BB
FedEx	58	3,751	3.8%	35,207	2.8%	BBB
CVS	107	1,503	1.5%	35,069	2.8%	BBB+
Dollar General	405	3,748	3.8%	34,289	2.7%	BBB
Albertson's	33	1,923	1.9%	23,633	1.9%	B
General Service Administration	23	1,021	1.0%	23,606	1.9%	AA+
Citizens Bank	177	894	0.9%	21,128	1.7%	A-
BJ's Wholesale Club	4	2,223	2.2%	19,559	1.5%	B-
AON	8	1,203	1.2%	18,154	1.4%	A-
Petsmart	12	858	0.9%	17,610	1.4%	B+
Goodyear	10	4,728	4.7%	16,550	1.3%	BB
Tractor Supply	58	1,213	1.2%	15,709	1.2%	NR
Wal-Mart	9	1,944	2.0%	14,608	1.2%	AA
Home Depot	12	2,162	2.2%	14,252	1.1%	A
Amazon	3	3,048	3.1%	14,159	1.1%	AA-
L.A. Fitness	15	656	0.7%	12,654	1.0%	B
Total	1,293	39,095	39.3%	$516,006	40.8%

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 33

Q4 2015 SUPPLEMENTAL INFORMATION

Diversification: Tenant Industry (unaudited, square feet and dollars in thousands)

Industry	Number of Leases	Leased Square Feet	Leased Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Administration & Support Services	5	430	0.4%	$4,054	0.3%
Agricultural	2	138	0.1%	1,245	0.1%
Education	4	1,287	1.3%	5,812	0.5%
Entertainment & Recreation	21	848	0.9%	15,928	1.3%
Finance	307	3,097	3.1%	66,214	5.2%
Government & Public Services	31	1,280	1.3%	30,931	2.4%
Healthcare	81	1,665	1.7%	30,407	2.4%
Information & Communication	15	508	0.5%	8,242	0.7%
Insurance	15	1,698	1.7%	33,699	2.7%
Logistics	65	5,200	5.2%	43,996	3.5%
Manufacturing	70	19,936	20.0%	127,249	10.1%
Mining & Natural Resources	16	745	0.7%	14,760	1.2%
Other Services	30	4,767	4.8%	17,401	1.4%
Professional Services	70	4,232	4.2%	59,364	4.7%
Real Estate	4	59	0.1%	936	0.1%
Rental	9	713	0.7%	6,734	0.5%
Restaurants - Casual Dining	400	5,887	5.9%	210,276	16.6%
Restaurants - Quick Service	964	4,203	4.2%	116,985	9.3%
Retail - Apparel & Jewelry	15	1,403	1.4%	15,309	1.2%
Retail - Department Stores	13	965	1.0%	8,015	0.6%
Retail - Discount	641	10,522	10.6%	96,553	7.6%
Retail - Electronics & Appliances	22	676	0.7%	9,222	0.7%
Retail - Gas & Convenience	127	527	0.5%	27,285	2.2%
Retail - Grocery & Supermarket	84	5,450	5.5%	57,091	4.5%
Retail - Hobby, Books & Music	9	340	0.3%	2,978	0.2%
Retail - Home & Garden	100	7,479	7.5%	53,061	4.2%
Retail - Home Furnishings	38	486	0.5%	7,634	0.6%
Retail - Internet	3	3,048	3.1%	14,159	1.1%
Retail - Motor Vehicle	167	1,197	1.2%	22,025	1.7%
Retail - Office Supply	4	76	0.1%	1,155	0.1%
Retail - Pet Supply	15	903	0.9%	18,444	1.5%
Retail - Pharmacy	268	3,967	4.0%	92,763	7.3%
Retail - Specialty (Other)	23	561	0.6%	6,168	0.5%
Retail - Sporting Goods	20	1,186	1.2%	14,254	1.1%
Retail - Warehouse Clubs	8	2,631	2.6%	22,673	1.8%
Other	14	85	0.1%	1,488	0.1%
Total	3,680	98,195	98.6%	$1,264,510	100.0%
See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 34

Q4 2015 SUPPLEMENTAL INFORMATION

Diversification: Property Geographic (unaudited, square feet and dollars in thousands)

Location	Number of Properties	Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
United States
Alabama	154	1,748	1.8%	$30,737	2.4%
Alaska	3	25	—%	774	0.1%
Arizona	80	2,339	2.3%	36,072	2.9%
Arkansas	102	1,025	1.0%	12,817	1.0%
California	89	4,734	4.8%	65,985	5.2%
Colorado	52	1,769	1.8%	28,380	2.2%
Connecticut	19	91	0.1%	2,290	0.2%
Delaware	11	93	0.1%	2,028	0.2%
District of Columbia	1	3	—%	—	—%
Florida	276	4,919	4.9%	70,656	5.6%
Georgia	216	4,017	4.0%	49,783	3.9%
Idaho	19	142	0.1%	3,411	0.3%
Illinois	186	6,258	6.3%	81,127	6.4%
Indiana	142	5,929	6.0%	45,053	3.6%
Iowa	53	1,609	1.6%	13,970	1.1%
Kansas	47	2,438	2.4%	15,509	1.2%
Kentucky	93	2,225	2.2%	25,976	2.1%
Louisiana	98	1,625	1.6%	22,167	1.8%
Maine	25	648	0.7%	8,549	0.6%
Maryland	31	854	0.9%	16,611	1.3%
Massachusetts	39	2,579	2.6%	30,167	2.4%
Michigan	192	2,486	2.5%	38,700	3.1%
Minnesota	44	561	0.6%	7,978	0.6%
Mississippi	78	1,826	1.8%	15,695	1.2%
Missouri	164	1,854	1.9%	25,440	2.0%
Montana	10	115	0.1%	1,958	0.2%
Nebraska	22	766	0.8%	11,199	0.9%
Nevada	29	724	0.7%	8,394	0.7%
New Hampshire	20	254	0.3%	4,402	0.3%
New Jersey	36	1,671	1.7%	36,360	2.9%
New Mexico	56	952	1.0%	13,231	1.0%
New York	88	1,755	1.8%	32,292	2.6%
North Carolina	182	3,926	3.9%	40,606	3.2%
North Dakota	12	201	0.2%	4,107	0.3%
Ohio	294	5,762	5.8%	55,787	4.4%
Oklahoma	82	2,073	2.1%	25,397	2.0%
Oregon	17	320	0.3%	5,743	0.5%
Pennsylvania	172	5,802	5.8%	58,443	4.6%
Rhode Island	14	215	0.2%	3,632	0.3%
South Carolina	126	3,376	3.4%	30,375	2.4%
South Dakota	12	141	0.1%	1,614	0.1%
Tennessee	129	3,424	3.4%	32,874	2.6%
Texas	601	11,596	11.6%	165,707	13.1%
Utah	12	115	0.1%	2,503	0.2%
Vermont	7	23	—%	472	—%
Virginia	116	2,091	2.1%	34,422	2.7%
Washington	24	465	0.5%	9,390	0.7%

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 35

Q4 2015 SUPPLEMENTAL INFORMATION

Diversification: Property Geographic (cont.) (unaudited, square feet and dollars in thousands)

Location	Number of Properties	Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
West Virginia	43	257	0.3%	6,400	0.5%
Wisconsin	84	1,456	1.5%	17,408	1.4%
Wyoming	11	70	0.1%	1,714	0.1%
Territories
Puerto Rico	3	88	0.1%	2,430	0.2%
Canadian Provinces
Alberta	4	32	—%	1,912	0.2%
Manitoba	2	16	—%	827	0.1%
Ontario	11	78	0.1%	4,208	0.3%
Saskatchewan	2	17	—%	828	0.1%
Total	4,435	99,578	100.0%	$1,264,510	100.0%
Percentages based on annualized rental income.

Number of Properties by Region
Canada: 19 Properties, 0.7% | Puerto Rico: 3 Properties, 0.2%
PACIFIC NORTHWEST
84 Properties
1.9%
NORTHEAST
248 Properties
9.3%
MIDWEST
958 Properties
20.7%
MID-ATLANTIC
761 Properties
15.8%
PACIFIC SOUTHWEST
318 Properties
12.2%
SOUTHWEST
883 Properties
17.9%
SOUTHEAST
1,161 Properties
21.3%
PR

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 36

Q4 2015 SUPPLEMENTAL INFORMATION

Lease Expirations (unaudited, square feet and dollars in thousands)

Year of Expiration	Number of Leases Expiring	Leased Square Feet	Leased Square Feet as a % of Total Portfolio	Annualized Rental Income Expiring	Annualized Rental Income Expiring as a % of Total Portfolio
2016	152	3,562	3.6%	$31,277	2.5%
2017	241	4,726	4.7%	53,828	4.3%
2018	244	3,801	3.8%	42,830	3.4%
2019	187	3,355	3.4%	57,457	4.5%
2020	253	4,647	4.7%	53,235	4.2%
2021	164	10,989	11.0%	84,381	6.7%
2022	259	9,635	9.7%	82,317	6.5%
2023	230	6,527	6.6%	87,008	6.9%
2024	176	9,201	9.2%	107,272	8.5%
2025	273	4,487	4.5%	62,795	5.0%
Thereafter	1,501	37,265	37.4%	602,110	47.5%
Total	3,680	98,195	98.6%	$1,264,510	100.0%

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 37

Q4 2015 SUPPLEMENTAL INFORMATION

Lease Expirations (cont.) (unaudited, square feet and dollars in thousands)

Year of Expiration	Number of Leases Expiring	Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income Expiring	Annualized Rental Income Expiring as a % of Total Portfolio

2016
Single-tenant retail	12	137	0.1%	$1,519	0.1%
Anchored shopping centers	17	78	0.1%	1,200	0.1%
Restaurant	95	430	0.4%	7,906	0.6%
Industrial & Distribution	7	2,244	2.3%	9,885	0.8%
Office	19	673	0.7%	10,748	0.9%
Other(1)	2	—	—%	19	—%
Total 2016	152	3,562	3.6%	$31,277	2.5%

2017
Single-tenant retail	100	591	0.6%	$13,750	1.1%
Anchored shopping centers	32	152	0.1%	2,656	0.2%
Restaurant	76	545	0.5%	9,834	0.8%
Industrial & Distribution	10	2,487	2.5%	11,272	0.9%
Office	21	951	1.0%	16,234	1.3%
Other(1)	2	—	—%	82	—%
Total 2017	241	4,726	4.7%	$53,828	4.3%

2018
Single-tenant retail	74	965	1.0%	$13,877	1.1%
Anchored shopping centers	30	304	0.3%	4,213	0.3%
Restaurant	112	414	0.4%	9,966	0.8%
Industrial & Distribution	13	1,777	1.8%	7,279	0.6%
Office	13	341	0.3%	7,477	0.6%
Other(1)	2	—	—%	18	—%
Total 2018	244	3,801	3.8%	$42,830	3.4%

2019
Single-tenant retail	55	1,311	1.4%	$15,295	1.2%
Anchored shopping centers	25	241	0.2%	3,566	0.3%
Restaurant	85	463	0.5%	10,265	0.8%
Industrial & Distribution	3	137	0.1%	1,275	0.1%
Office	19	1,203	1.2%	27,056	2.1%
Other(1)	—	—	—%	—	—%
Total 2019	187	3,355	3.4%	$57,457	4.5%

_______________________________________________
(1) Includes billboards, land and parking lots.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 38

Q4 2015 SUPPLEMENTAL INFORMATION

Lease Expirations (cont.) (unaudited, square feet and dollars in thousands)

Year of Expiration	Number of Leases Expiring	Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income Expiring	Annualized Rental Income Expiring as a % of Total Portfolio

2020
Single-tenant retail	85	1,098	1.1%	$13,941	1.1%
Anchored shopping centers	15	138	0.1%	1,770	0.1%
Restaurant	121	467	0.5%	9,577	0.8%
Industrial & distribution	8	1,592	1.6%	6,319	0.5%
Office	23	1,352	1.4%	21,627	1.7%
Other(1)	1	—	—%	1	—%
Total 2020	253	4,647	4.7%	$53,235	4.2%

2021
Single-tenant retail	64	1,235	1.2%	$19,462	1.5%
Anchored shopping centers	10	120	0.1%	1,904	0.2%
Restaurant	54	204	0.2%	5,979	0.5%
Industrial & distribution	16	7,653	7.7%	27,171	2.1%
Office	20	1,777	1.8%	29,865	2.4%
Other(1)	—	—	—%	—	—%
Total 2021	164	10,989	11.0%	$84,381	6.7%

2022
Single-tenant retail	157	2,131	2.1%	$28,422	2.3%
Anchored shopping centers	5	66	0.1%	1,333	0.1%
Restaurant	55	371	0.4%	8,148	0.6%
Industrial & distribution	29	5,742	5.8%	21,112	1.7%
Office	12	1,325	1.3%	23,287	1.8%
Other(1)	1	—	—%	15	—%
Total 2022	259	9,635	9.7%	$82,317	6.5%

2023
Single-tenant retail	124	1,885	2.0%	$23,553	1.9%
Anchored shopping centers	7	130	0.1%	2,653	0.2%
Restaurant	57	301	0.3%	6,878	0.5%
Industrial & distribution	16	2,526	2.5%	17,542	1.4%
Office	26	1,685	1.7%	36,382	2.9%
Other(1)	—	—	—%	—	—%
Total 2023	230	6,527	6.6%	$87,008	6.9%
_______________________________________________
(1) Includes billboards, land and parking lots.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 39

Q4 2015 SUPPLEMENTAL INFORMATION

Lease Expirations (cont.) (unaudited, square feet and dollars in thousands)

Year of Expiration	Number of Leases Expiring	Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income Expiring	Annualized Rental Income Expiring as a % of Total Portfolio
2024
Single-tenant retail	86	2,111	2.1%	$27,396	2.2%
Anchored shopping centers	3	14	—%	332	—%
Restaurant	48	254	0.3%	6,584	0.5%
Industrial & Distribution	12	3,509	3.5%	15,481	1.2%
Office	27	3,313	3.3%	57,479	4.6%
Other(1)	—	—	—%	—	—%
Total 2024	176	9,201	9.2%	$107,272	8.5%

2025
Single-tenant retail	178	1,730	1.7%	$30,588	2.4%
Anchored shopping centers	2	10	—%	160	—%
Restaurant	60	281	0.3%	8,223	0.7%
Industrial & Distribution	11	1,915	1.9%	13,818	1.1%
Office	22	551	0.6%	10,006	0.8%
Other(1)	—	—	—%	—	—%
Total 2025	273	4,487	4.5%	$62,795	5.0%

Thereafter
Single-tenant retail	855	16,718	16.8%	$235,257	18.6%
Anchored shopping centers	15	423	0.4%	4,142	0.3%
Restaurant	556	6,210	6.2%	240,796	19.0%
Industrial & distribution	46	11,739	11.8%	77,696	6.1%
Office	28	2,175	2.2%	43,804	3.5%
Other(1)	1	—	—%	415	—%
Total Thereafter	1,501	37,265	37.4%	$602,110	47.5%

Total Remaining Lease Expirations	3,680	98,195	98.6%	$1,264,510	100.0%
_______________________________________________
(1) Includes billboards, land and parking lots.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 40

Q4 2015 SUPPLEMENTAL INFORMATION

Lease Summary (unaudited)

Rent Escalations
(square feet and dollars in thousands)

	Number of Leases	Leased Square Feet	Leased Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Fixed dollar or percent increase	2,179	61,847	62.1%	$847,314	67.0%
CPI	308	8,676	8.7%	135,997	10.8%
Flat	1,193	27,672	27.8%	281,199	22.2%
Total	3,680	98,195	98.6%	$1,264,510	100.0%

Rent Escalations by Property Type
Annualized Rental Income (in millions)
$500
$400
$300
$200
$100
$0
$423
$158
$75
$190
$24
$324
$25
$26
$273
$209
58
140
$284
$27
$24
$233
Single-Tenant Retail
Anchored Shopping Centers
Restaurant
Industrial & Distribution
Office
Fixed
CPI
Flat

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 41

Q4 2015 SUPPLEMENTAL INFORMATION

Lease Summary (cont.) (unaudited)

Tenant Expense Obligation
(square feet and dollars in thousands)

	Number of Leases	Leased Square Feet	Leased Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
NNN	2,667	57,624	57.9%	$791,414	62.6%
NN	959	38,979	39.1%	434,296	34.3%
Other (1)	54	1,592	1.6%	38,800	3.1%
Total	3,680	98,195	98.6%	$1,264,510	100.0%
_______________________________________________
(1) Includes gross, modified gross, billboard and month-to-month leases.

Tenant Expense Obligation by Property Type

Annualized Rental Income (in millions)
$500
$400
$300
$200
$100
$0
$423
$122
$300
$24
$324
$322
$209
$106
$103
$284
$38
$182
$64
Retail
Anchored Shopping Centers
Restaurant
Industrial & Distribution
Office
NNN
NN
Other

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 42

Q4 2015 SUPPLEMENTAL INFORMATION

Diversification: Property Type (unaudited, square feet and dollars in thousands)

Property Type	Number of Properties	Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Single-tenant retail	2,028	29,914	30.1%	$423,060	33.5%
Anchored shopping centers	20	1,725	1.7%	23,929	1.9%
Restaurant	2,029	10,073	10.1%	324,156	25.6%
Industrial & Distribution	174	41,364	41.5%	208,850	16.5%
Office	167	16,502	16.6%	283,965	22.5%
Other(1)	17	—	—%	550	—%
Total	4,435	99,578	100.0%	$1,264,510	100.0%
_______________________________________________
(1) Includes billboard, construction in progress, land and parking lots.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 43

Q4 2015 SUPPLEMENTAL INFORMATION

Diversification by Property Type: Single-Tenant Retail (unaudited, percentages based on Annualized Rental Income of the single-tenant retail properties)

____________________________________________________
______________________________________________________

_________________________________________________
_________________________________________________

Statistics (square feet in thousands)

Number of single-tenant retail properties	2,028
Rentable square feet	29,914
Economic occupancy rate	100.0%
Weighted-average remaining lease term	10.9
Investment grade tenants	49.9%
Flat leases	37.4%
NNN leases	70.9%

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 44

Q4 2015 SUPPLEMENTAL INFORMATION

Diversification by Property Type: Anchored Shopping Centers (unaudited, percentages based on Annualized Rental Income of the anchored shopping center properties)

____________________________________________________
______________________________________________________

_________________________________________________
_________________________________________________

Statistics (square feet in thousands)

Number of multi-tenant retail properties	20
Rentable square feet	1,725
Economic occupancy rate	97.1%
Weighted-average remaining lease term	5.5
Investment grade tenants	33.3%
Flat leases	51.9%
NNN leases	6.9%

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 45

Q4 2015 SUPPLEMENTAL INFORMATION

Diversification by Property Type: Restaurants (unaudited, percentages based on Annualized Rental Income of the restaurant properties)

____________________________________________________
______________________________________________________

_________________________________________________
_________________________________________________

Statistics (square feet in thousands)

Number of restaurant properties	2,029
Rentable square feet	10,073
Economic occupancy rate	98.7%
Weighted-average remaining lease term	14.8
Investment grade tenants	2.9%
Flat leases	7.8%
NNN leases	99.5%

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 46

Q4 2015 SUPPLEMENTAL INFORMATION

Diversification by Property Type: Industrial and Distribution (unaudited, percentages based on Annualized Rental Income of the industrial & distribution properties)

____________________________________________________
______________________________________________________

_________________________________________________
_________________________________________________

Statistics (square feet in thousands)

Number of industrial properties	174
Rentable square feet	41,364
Economic occupancy rate	99.9%
Weighted-average remaining lease term	8.7
Investment grade tenants	57.8%
Flat leases	27.9%
NNN leases	49.2%

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 47

Q4 2015 SUPPLEMENTAL INFORMATION

Diversification by Property Type: Office (unaudited, percentages based on Annualized Rental Income of the office properties)

____________________________________________________
______________________________________________________

_________________________________________________
_________________________________________________

Statistics (square feet in thousands)

Number of office properties	167
Rentable square feet	16,502
Economic occupancy rate	93.0%
Weighted-average remaining lease term	7.0
Investment grade tenants	65.9%
Flat leases	9.5%
NNN leases	22.5%

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 48

Q4 2015 SUPPLEMENTAL INFORMATION

Unconsolidated Joint Venture Investment Summary (unaudited, square feet and dollars in thousands)

The following table shows certain information regarding the Company's interests in unconsolidated joint ventures as of December 31, 2015:

Joint Venture	Partner	Ownership % (1)	Pro rata Share of Purchase Price	Rentable Square Feet (2)	Annualized Rental Income (1)	Debt (2) (3)	Major Tenants
Cole/Mosaic JV South Elgin IL, LLC	Affiliate of Mosaic Properties and Development, LLC	50%	$17,000	232	$2,942	$20,400	Home Depot, Best Buy
Cole/LBA JV OF Pleasanton CA, LLC	Affiliate of LBA Realty	90%	86,850	343	6,517	57,000	Clorox Companies
Cole/Faison JV Bethlehem GA, LLC	Faison-Winder Investors, LLC	90%	33,429	280	3,061	25,947	Publix, Belk
Total			$137,279	855	$12,520	$103,347

Company's aggregate interest					$10,091	$84,852
_______________________________________________
(1) The Company's ownership interest reflects its legal ownership interest. Legal ownership may, at times, not equal the Company's economic interest in the listed properties because of various provisions in certain joint venture agreements regarding distributions of cash flow based on capital account balances, allocations of profits and losses and payments of preferred returns. As a result, the Company's actual economic interest (as distinct from its legal ownership interest) in certain of the properties could fluctuate from time to time and may not wholly align with its legal ownership interests.
(2) Represents information for the total unconsolidated joint venture.
(3) Debt represents secured fixed and variable rates ranging from 2.2% to 5.2% and maturities ranging from April 2016 to July 2021, with a weighted-average interest rate of 3.0% as of December 31, 2015 and a weighted-average years to maturity of 1.9 years as of December 31, 2015.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 49

Cole Capital

COLE CAPITAL

7000
FedEx
FREEPORT-McMoRAN
BJ's
WHOLESALE CLUB
ENTRANCE
REDHEAD
Bass Pro Shops
Outpost
KOHL'S
Walgreens
PHARMACY

Owned By Cole Office & Industrial REIT (CCIT II), Inc.

Owned by Cole Credit Property Trust IV, Inc.

Owned by Cole Credit Property Trust IV, Inc.

Owned By Cole Office & Industrial REIT (CCIT II), Inc.

Owned by Cole Credit Property Trust V, Inc.

Owned by Cole Credit Property Trust V, Inc.

VEREIT

Quarterly Supplemental Information
Fourth Quarter 2015

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 50

Q4 2015 SUPPLEMENTAL INFORMATION

Statements of Operations - Cole Capital (unaudited, in thousands)

	Three Months Ended
	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
Revenues:
Offering-related fees and reimbursements	$9,927	$5,850	$5,516	$3,117	$13,152
Transaction service fees and reimbursements	5,413	7,400	7,036	10,260	20,550
Management fees and reimbursements	17,973	14,296	13,977	14,117	18,580
Total Cole Capital revenues	33,313	27,546	26,529	27,494	52,282
Operating Expenses:
Cole Capital reallowed fees and commissions	6,558	3,896	3,710	2,031	9,326
Acquisition related	61	74	—	459	3,362
Merger and other non-routine transactions, net of insurance recoveries	—	—	—	—	23
General and administrative	32,514	16,994	17,131	17,736	31,036
Depreciation and amortization	5,006	8,384	8,391	8,353	7,050
Impairment of intangible assets	213,339	—	—	—	309,444
Total operating expenses	257,478	29,348	29,232	28,579	360,241
Operating (loss) income	(224,165)	(1,802)	(2,703)	(1,085)	(307,959)
Total other income, net	410	465	392	1,219	2,316
(Loss) income before taxes	(223,755)	(1,337)	(2,311)	134	(305,643)
Benefit from (provision for) income taxes	37,485	738	1,869	(220)	27,979
Net loss	$(186,270)	$(599)	$(442)	$(86)	$(277,664)

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 51

Q4 2015 SUPPLEMENTAL INFORMATION

FFO and AFFO - Cole Capital (unaudited, in thousands, except share and per share data)

	Three Months Ended
	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
Net loss	$(186,270)	$(599)	$(442)	$(86)	$(277,664)
FFO attributable to common stockholders and limited partners	(186,270)	(599)	(442)	(86)	(277,664)

Acquisition related expenses	61	74	—	459	3,362
Merger and other non-routine transactions, net of insurance recoveries	—	—	—	—	23
Impairment of intangible assets	213,339	—	—	—	309,444
Amortization of management contracts	3,373	7,510	7,510	7,510	6,233
Deferred tax benefit (1)	(38,695)	(5,701)	(3,874)	(3,972)	(33,324)
Equity-based compensation expense, net of forfeitures (2)	2,471	2,943	2,998	416	3,017
Other amortization and non-cash charges	1,539	782	776	735	739
AFFO attributable to common stockholders and limited partners	$(4,182)	$5,009	$6,968	$5,062	$11,830

Weighted-average shares outstanding - basic	903,638,159	903,461,323	903,339,143	902,996,270	902,528,136
Effect of dilutive securities (3)	25,729,149	25,995,886	26,348,273	26,157,663	29,629,740
Weighted-average shares outstanding - diluted (4)	929,367,308	929,457,209	929,687,416	929,153,933	932,157,876

FFO attributable to common stockholders and limited partners per diluted share	$(0.200)	$(0.001)	$—	$—	$(0.298)
AFFO attributable to common stockholders and limited partners per diluted share	$(0.004)	$0.005	$0.007	$0.005	$0.013
_________________________________
(1) This adjustment represents the non-current portion of the tax benefit recognized in net loss in order to show only the current portion of the benefit or provision as an impact to AFFO.
(2) During the three months ended December 31, 2014, the Company reversed certain equity-based compensation amounts previously recorded due to the departure of certain executives.
(3) Dilutive securities include limited partnership interests in our operating partnership, unvested restricted shares of common stock, certain unvested restricted stock units and convertible preferred stock, as applicable.
(4) Weighted-average shares for all periods presented exclude the effect of the convertible debt as the strike price of each convertible debt instrument is greater than the price of the Company’s common stock and any shares underlying restricted stock units that are contingently issuable.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 52

Q4 2015 SUPPLEMENTAL INFORMATION

EBITDA and Normalized EBITDA - Cole Capital (unaudited, in thousands)

	Three Months Ended
	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
Net loss	$(186,270)	$(599)	$(442)	$(86)	$(277,664)
Adjustments:
Depreciation and amortization	5,006	8,384	8,391	8,353	7,050
(Benefit from) provision for income taxes	(37,485)	(738)	(1,869)	220	(27,979)
EBITDA	$(218,749)	$7,047	$6,080	$8,487	$(298,593)
Impairment of intangible assets	213,339	—	—	—	309,444
Acquisition related expenses	61	74	—	459	3,362
Merger and other non-routine transactions, net of insurance recoveries	—	—	—	—	23
Program development costs write-off	11,295	—	—	—	13,109
Other amortization and non-cash charges	(94)	(92)	(105)	(108)	(78)
Normalized EBITDA	$5,852	$7,029	$5,975	$8,838	$27,267

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 53

Q4 2015 SUPPLEMENTAL INFORMATION

Net G&A (unaudited, dollars in thousands)

In its capacity as advisor to the Managed REITs, Cole Capital incurs certain costs on behalf of the Managed REITs, which are reimbursable. In accordance with GAAP, the Company records these costs as general and administrative expenses and the reimbursements as revenue in the same period. The following table presents the Cole Capital segment revenue and general and administrative expenses, each net of reimbursements from the Managed REITs.

	Three Months Ended
	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
Cole Capital revenue, net of reallowed fees and commissions	$26,755	$23,650	$22,819	$25,463	$42,956
Less: Expense reimbursements from Managed REITs recorded as revenue	8,094	4,549	4,828	3,715	7,807
Net Cole Capital Revenue	18,661	19,101	17,991	21,748	35,149
Other income	410	465	392	1,219	2,316
Net Cole Capital Revenue and other income	$19,071	$19,566	$18,383	$22,967	$37,465

Total consolidated general and administrative expenses	$49,160	$32,842	$33,958	$33,106	$44,622
Less: REI segment general and administrative expenses	16,646	15,848	16,827	15,370	13,586
Cole Capital general and administrative expenses	32,514	16,994	17,131	17,736	31,036
Less:
Expenses reimbursed from Managed REITs	8,094	4,549	4,828	3,715	7,807
Net Cole Capital G&A expense	24,420	12,445	12,303	14,021	23,229
Expenses incurred recorded as program development costs	(5,840)	3,002	3,728	4,042	(2,936)
Normalized Net Cole Capital G&A expense	$18,580	$15,447	$16,031	$18,063	$20,293

Normalized EBITDA Margin	30.7%	35.9%	32.5%	38.5%	72.8%
Normalized Net Cole Capital G&A expense as percent of Net Cole Capital Revenue and other income	97.4%	78.9%	87.2%	78.6%	54.2%
See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 54

Q4 2015 SUPPLEMENTAL INFORMATION

Program Development Costs (unaudited, in thousands)

Cole Capital pays for organization, registration and offering expenses associated with the sale of common stock of the Managed REITs. The reimbursement of these expenses by the Managed REITs is limited to a certain percentage of the proceeds raised from their offerings, in accordance with their respective advisory agreements and charters. Such expenses paid by the Company on behalf of the Managed REITs in excess of these limits that are expected to be collected as the Managed REITs raise additional funds are recorded as program development costs, which are included in rent and tenant receivables and other assets, net on the balance sheet. The Company assesses the collectability of the program development costs, considering the offering period and historical and forecasted sales of shares under the Managed REITs' respective offerings, and reserves for any balances considered not collectible.
The following table presents a rollforward of the program development costs balance:

	Program Development Costs(1) for the Three Months Ended
	December 31, 2015		September 30, 2015	June 30, 2015	March 31, 2015		December 31, 2014
Beginning Balance	$20,878		$19,006	$16,322	$12,871		$18,029
Expenses incurred	8,802		5,054	6,033	6,732		10,173
Offering-related reimbursement revenue	(2,183)		(1,130)	(1,044)	(591)		(2,222)
Reserve for uncollectible amounts and write-offs(2)	(14,642)	(3)	(2,052)	(2,305)	(2,690)	(3)	(13,109)
Ending Balance	$12,855		$20,878	$19,006	$16,322		$12,871
_______________________________________________
(1) Excludes INAV (as defined in the "Program Summary" of the Managed REITs and Other Real Estate Programs section on page 56), as expenses are recorded as incurred and revenue is recorded when reimbursement is received.
(2) Reserves for estimated uncollectible amounts are recorded as a general and administrative expense in the respective period.
(3) In connection with the evaluation of the Cole Capital segment for impairment, the Company reassessed the expected collectability of the program development costs based on assumptions used to calculate these impairments and recorded additional reserves for uncollectible amounts.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 55

Q4 2015 SUPPLEMENTAL INFORMATION

Managed REITs and Other Real Estate Programs (unaudited, dollars in thousands)

Program Summary
The following table shows the Managed REITs and other real estate programs' cumulative activity summary information from each respective program's offering commencement date through or as of December 31, 2015:

Program	Capital Raised (1)	DRIP (2)	Number of Investments (3)	Assets Under Management	Debt Outstanding
Open Programs:
Cole Credit Property Trust V, Inc. ("CCPT V")	$223,442	$8,172	112	$471,276	$289,250	(4)
Cole Real Estate Income Strategy (Daily NAV), Inc. ("INAV")	192,758	6,295	77	266,287	119,494
Cole Office & Industrial REIT (CCIT II), Inc. ("CCIT II")	403,312	13,425	30	891,521	546,314	(5)
Total Open Programs	819,512	27,892	219	1,629,084	955,058

Closed Programs:
Cole Credit Property Trust IV, Inc. ("CCPT IV")	2,915,961	244,091	872	4,674,335	2,077,794
Other Programs(6)	372,617	—	43	437,492	213,768
Total Closed Programs	3,288,578	244,091	915	5,111,827	2,291,562

Total	$4,108,090	$271,983	1,134	$6,740,911	$3,246,620
_______________________________________________
(1) Represents gross proceeds, excluding DRIP shares issued.
(2) DRIP represents the value of shares issued under each respective program's distribution reinvestment plan.
(3) Number of investments includes properties owned through consolidated and unconsolidated joint ventures.
(4) Includes $20 million outstanding to the Company on a revolving line of credit.
(5) Includes $30 million outstanding to the Company on a revolving line of credit.
(6) Other Programs include tenant-in-common programs ("TIC"), Delaware statutory trust programs ("DST") and Cole Growth Opportunity Fund I, L.P. ("GOP").

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 56

Q4 2015 SUPPLEMENTAL INFORMATION

Managed REITs and Other Real Estate Programs (cont.) (unaudited)

Offering Summary
The following table shows offering summary information for the Managed REITs and other real estate programs as of December 31, 2015:

Program (5)	Primary Investment Strategy	Offering Commencement Date	% of Outstanding Shares Owned by VEREIT	Offering Price/NAV	Annualized Distribution
CCPT V	Retail	3/17/2014	1.27%	$25.00	6.30%
INAV	Diversified	12/6/2011(1)	0.14%	(2) (3)	(3)
CCIT II	Office and industrial	9/17/2013	0.71%	$10.00	6.30%
Closed Programs(4)	Various	Prior to 2012	less than 0.01%	Various	Various
_______________________________________________
(1) On August 26, 2013, INAV designated the existing shares of INAV's common stock that were sold prior to such date to be Wrap Class shares (“W Shares”) of common stock and registered two new classes of INAV common stock, Advisor Class shares (“A Shares”) and Institutional Class shares (“I Shares”). As the existing class of common stock, W Shares were first issued on December 6, 2011, A Shares were first issued on October 10, 2013 and I Shares were first issued on November 19, 2013.
(2) The Net Asset Value for each share class ("NAV per share") is calculated daily as of the close of business using a process that reflects (i) estimated values of each of INAV's commercial real estate assets, related liabilities and notes receivable secured by real estate provided periodically by INAV's independent valuation expert in individual appraisal reports, (ii) daily updates in the price of liquid assets for which third party market quotes are available, (iii) accruals of INAV's daily distributions and (iv) estimates of daily accruals, on a net basis, of operating revenues, expenses, debt service costs and fees.
(3) Calculated using a daily distribution rate per share and NAV per share, for each share class, as of the close of business on December 31, 2015:

Share Class	Date of Offering	NAV Per Share	Daily Distribution Rate	Annualized Distribution
W Shares	12/6/2011	$18.24	$0.002678661	5.36%
A Shares	10/10/13	$18.17	$0.002669440	5.36%
I Shares	11/19/13	$18.31	$0.002689237	5.36%
(4) Includes CCPT IV, TIC programs, DST programs and GOP.
(5) In addition to Cole Capital's programs noted above, the Company filed a Registration Statement on Form S-11 on January 26, 2016 for a new program, which is not yet effective.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 57

Q4 2015 SUPPLEMENTAL INFORMATION

Managed REITs and Other Real Estate Programs (cont.) (unaudited)

Fee Summary
The following table shows fee summary information for the Managed REITs and other real estate programs as of December 31, 2015:

	Offering Fees		Transaction Fees				Management Fees
Program	Selling Commissions (1)	Dealer Manager and Distribution Fees (2)	Acquisition Transactional Fees (3)	Disposition Fees	Liquidation Performance Fees		Asset Management / Advisory Fees		Performance Fees
Open Programs
CCPT V	7%	2%	2%	1%	15%	(6)	0.65% - 0.75%	(5)	—%
INAV	(4)	(4)	—%	—%	N/A		0.90%		25%	(7)
CCIT II	7%	2%	2%	1%	15%	(6)	0.65% - 0.75%	(5)	—%

Closed Programs
CCPT IV	7%	2%	2%	1%	15%	(6)	0.65% - 0.75%	(5)	—%
Other Programs	N/A	N/A	Various	Various			Various		Various
_______________________________________________
(1) The Company reallows 100% of selling commissions earned to participating broker-dealers.
(2) The Company may reallow all or a portion of its dealer manager fee or applicable distribution fee to participating broker-dealers as a marketing and due diligence expense reimbursement.
(3) Percent taken on gross purchase price.
(4) In connection with the INAV offering, the Company will receive selling commissions, an asset-based dealer manager fee and/or an asset-based distribution fee, as summarized in the table below for each class of common stock:

Share Class	Selling Commission (1)	Dealer Manager Fee (2)	Distribution Fee (2)
W Shares	—	0.55%	—
A Shares	up to 3.75%	0.55%	0.50%
I Shares	—	0.25%	—
(5) Annualized fee based on the average monthly invested assets.
(6) Performance fee paid only under the following circumstances: (i) if shares are listed on a national securities exchange; (ii) if the respective program is sold or the assets are liquidated; or (iii) upon termination of the advisory agreement. In connection with such events, the performance fee will only be earned upon the return to investors of their net capital invested and an 8% annual cumulative, non-compounded return (6% in the case of CCPT V).
(7) Performance fee paid for any year in which the total return on stockholders' capital exceeds 6% per annum on a calendar year basis.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 58

Q4 2015 SUPPLEMENTAL INFORMATION

Managed REITs and Other Real Estate Programs (cont.) (unaudited, dollars in thousands)

Program Activity Summary
The following table shows the Managed REITs and other real estate programs' activity summary information for the three months ended December 31, 2015 :

Program	Capital Raised (1)	DRIP(2)	Number of Investments Acquired	Purchase Price of Acquisitions	Number of Investments Sold	Sales Price of Dispositions
Open Programs:
CCPT V	$18,526	$1,810	1	$1,845	—	$—
INAV	30,153	970	4	44,953	—	—
CCIT II	67,718	3,151	4	59,215	—	—
Total Open Programs	116,397	5,931	9	106,013	—	—

Closed Programs:
CCPT IV	—	27,915	17	130,385	1	1,050
Other Programs(4)	—	—	—	—	6	63,004
Total Closed Programs	—	27,915	17	130,385	7	64,054

Total	$116,397	$33,846	26	$236,398	7	$64,054
_______________________________________________
(1) Capital raised represents gross proceeds, excluding DRIP shares issued.
(2) DRIP represents the value of shares issued under each respective program's distribution reinvestment plan.
(3) Purchase price of acquisitions includes any GAAP adjustments, such as fair value adjustments of assumed notes payable and earn-out provisions.
(4) Includes TIC and DST programs and GOP.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 59

Q4 2015 SUPPLEMENTAL INFORMATION

Managed REITs and Other Real Estate Programs (cont.) (unaudited, dollars in thousands)

Revenue Summary
The following table shows revenue earned from the Managed REITs and other real estate programs for the three months ended December 31, 2015 by activity type (dollars in thousands):

Program	Offering-Related Fees and Reimbursements	Transaction Service Revenue and Reimbursements	Management Service Revenue and Reimbursements	Total Revenue and Reimbursements
Open Programs:
CCPT V	$1,974	$46	$1,910	$3,930
INAV	719	207	850	1,776
CCIT II	7,234	1,284	2,722	11,240
Gross revenue - Open Programs	9,927	1,537	5,482	16,946
Less:
Reallowed revenues	6,558	—	—	6,558
Reimbursements	2,183	317	2,122	4,622
Net Cole Capital Revenue - Open Programs	1,186	1,220	3,360	5,766

Closed Programs:
CCPT IV	—	2,862	12,132	14,994
Other Programs	—	1,014	359	1,373
Gross revenue - Closed Programs	—	3,876	12,491	16,367
Less:
Reimbursements	—	254	3,218	3,472
Net Cole Capital Revenue - Closed Programs	—	3,622	9,273	12,895

Total Net Cole Capital Revenue	$1,186	$4,842	$12,633	$18,661

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 60

Q4 2015 SUPPLEMENTAL INFORMATION

Managed REITs and Other Real Estate Programs (cont.) (unaudited, dollars in thousands)

The following tables present the primary revenue drivers and Net Cole Capital Revenue earned by activity type for the Managed REITs and other real estate programs:
Offering-related fees and reimbursements

	Three Months Ended
	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
Capital raised (excluding DRIP)	$116,397	$66,585	$58,205	$29,770	$128,282

Securities commissions	5,756	3,328	3,243	1,774	8,030
Dealer manager fees	1,988	1,258	1,168	717	2,569
Reimbursement revenue	2,183	1,264	1,105	626	2,553
Gross offering-related revenue	9,927	5,850	5,516	3,117	13,152
Less:
Reallowed securities commissions	5,756	3,328	3,243	1,774	8,030
Reallowed dealer manager and distribution fees	802	568	467	257	1,296
Reimbursement revenue	2,183	1,264	1,105	626	2,553
Net offering-related revenue	$1,186	$690	$701	$460	$1,273
Transaction service revenue

	Three Months Ended
	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
Purchase price of acquisitions(1)	$236,398	$315,301	$214,694	$225,814	$942,818

Acquisition fees	3,829	6,233	4,192	4,488	18,558
Performance fees	—	—	—	—	—
Disposition fees	1,013	764	2,224	5,201	172
Reimbursement revenue	571	403	620	571	1,820
Gross transaction service revenue	5,413	7,400	7,036	10,260	20,550
Less: Reimbursement revenue	571	403	620	571	1,820
Net transaction service revenue	$4,842	$6,997	$6,416	$9,689	$18,730
Management service revenue

	Three Months Ended
	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
Assets under management	$6,740,911	$6,561,950	$6,286,402	$6,084,979	$8,563,540

Asset and property management and leasing fees	359	416	371	426	374
Advisory and performance fee revenue	12,274	10,998	10,503	11,173	14,772
Reimbursement revenue	5,340	2,882	3,103	2,518	3,434
Gross management service revenue	17,973	14,296	13,977	14,117	18,580
Less: Reimbursement revenue	5,340	2,882	3,103	2,518	3,434
Net management service revenue	$12,633	$11,414	$10,874	$11,599	$15,146
_______________________________________________
(1) Purchase price of acquisitions includes any GAAP adjustments, such as fair value adjustments of assumed notes payable and earn-out provisions.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 61

Q4 2015 SUPPLEMENTAL INFORMATION

Managed REITs and Other Real Estate Programs (cont.) (unaudited, in thousands)

The following table shows the capital raised on behalf of programs managed by Cole Capital since 2009:
Source: Robert A. Stanger & Co., Inc.; Represents aggregate capital raised, excluding DRIP, on behalf of programs managed by Cole Capital.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 62

Q4 2015 SUPPLEMENTAL INFORMATION

Definitions

Annualized Rental Income is rental revenue under our leases on operating properties reflecting straight-line rent adjustments associated with contractual rent increases in the leases as required by GAAP, which includes the effect of any tenant concessions, such as free rent, and excludes any contingent rent, such as percentage rent.

Assets under Management represents the Managed REITs and other real estate programs' total gross real estate assets, including net investments in unconsolidated entities, net of gross intangible lease liabilities.

Cash Cap Rate equals the estimated future 12-month NOI, excluding any rent concessions or abatements, at acquisition or disposition divided by the purchase or sale price. For properties acquired or disposed of as a portfolio, the amount presented represents the portfolio cash cap rate. For development projects, Cash Cap Rate equals the estimated future 12-month NOI from the date rent commences divided by the total estimated investment. For certain properties, the Cash Cap Rate is equal to future 12-month Contract Rental Revenue, excluding any rent concessions or abatements, divided by the purchase price or sale price, as the majority of the Company's properties are subject to Triple Net Leases.

Contract Rental Revenue includes minimum rent, percentage rent and other contingent consideration, and rental revenue from parking and storage space and excludes GAAP adjustments, such as straight-line rent and amortization of above-market lease assets and below-market lease liabilities. Contract Rental Revenue includes such revenues from properties subject to a direct financing lease. The Company believes that Contract Rental Revenue is a useful supplemental measure to investors and analysts for assessing the performance of the Company's REI segment, although it does not represent revenue that is computed in accordance with GAAP. Therefore, Contract Rental Revenue should not be considered as an alternative to revenue, as computed in accordance with GAAP, or as an indicator of the Company's financial performance. Contract Rental Revenue may not be comparable to similarly titled measures of other companies.

The following table shows the calculation of the REI segment Contract Rental Revenue for the three months ended December 31, 2015 and 2014 (dollar amounts in thousands):

	Three Months Ended December 31,
	2015	2014
Rental income - as reported	$322,079	$346,928
Direct financing lease income - as reported	623	791
Adjustments:
Straight line rent	(17,589)	(25,367)
Amortization of below-market lease liabilities, net of amortization of above-market lease assets	1,299	1,475
Net direct financing lease adjustments	544	448
Other non-contract rental revenue	(34)	(11)
Contract Rental Revenue	$306,922	$324,264

CPI is a lease in which base rent is adjusted based on changes in a consumer price index.

Direct Financing Lease is a lease that requires specific treatment due to the significance of the lease payments from the inception of the lease compared to the fair value of the property, term of the lease, a transfer of ownership, or a bargain purchase option. These leases are recorded as a net asset on the balance sheet. The amount booked is calculated as the fair value of the remaining lease payments on the leases and the estimated fair value of any expected residual property value at the end of the lease term.

Double Net Lease ("NN") is a lease under which the tenant agrees to pay all operating expenses associated with the property (e.g., real estate taxes, insurance, maintenance), but excludes some or all major repairs (e.g. roof, structure, parking lot).

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 63

Q4 2015 SUPPLEMENTAL INFORMATION

Definitions (cont.)

Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA") and Normalized EBITDA
Normalized EBITDA as disclosed represents EBITDA, or earnings before interest, taxes, depreciation and amortization, modified to exclude non-routine items such as acquisition related costs, merger and other non-routine transactions costs, gains or losses on sale of investments, insurance and litigation settlements and extinguishment of debt cost. We also exclude certain non-cash items such as impairments of intangible assets, straight-line rental revenue, unrealized gains or losses on derivatives, write-off of program development costs, and amortization of intangibles, deferred financing costs, above-market lease assets and below-market lease liabilities. Management believes that excluding these costs from EBITDA provides investors with supplemental performance information that is consistent with the performance models and analysis used by management, and provides investors a view of the performance of our portfolio over time. The Company believes that Normalized EBITDA is a useful supplemental measure to investors and analysts for assessing the performance of the Company's business segments, although it does not represent net income that is computed in accordance with GAAP. Therefore, Normalized EBITDA should not be considered as an alternative to net income or as an indicator of the Company's financial performance. The Company uses Normalized EBITDA as one measure of its operating performance when formulating corporate goals and evaluating the effectiveness of the Company's strategies. Normalized EBITDA may not be comparable to similarly titled measures of other companies.
The table below presents reconciliation of EBITDA and Normalized EBITDA to net loss for the years ended December 31, 2015 and 2014 (unaudited, in thousands):

	Year Ended December 31,
	December 31, 2015	December 31, 2014
Net loss	$(323,492)	$(1,010,912)
Adjustments:
Interest expense, net	358,392	452,648
Depreciation and amortization	847,611	916,003
Benefit from income taxes	(36,303)	(33,264)
Proportionate share of adjustments for unconsolidated entities	9,608	12,384
EBITDA	$855,816	$336,859
Loss on disposition of real estate assets, including joint ventures, net	65,582	277,031
Impairments	305,094	409,991
Reserve for loan loss	15,300	—
Acquisition related expenses	6,243	38,940
Merger and other non-routine transactions, net of insurance recoveries	33,628	199,616
Gain on investment securities	(65)	(6,357)
Loss on derivative instruments, net	1,460	10,570
Amortization of below-market lease liabilities, net of amortization of above-market lease assets	4,522	5,900
(Gain) loss on extinguishment and forgiveness of debt, net	(4,812)	21,869
Net direct financing lease adjustments	2,037	1,595
Straight-line rent	(82,398)	(75,171)
Legal settlements	(1,250)	(63,206)
Program development costs write-off	11,295	13,109
Other amortization and non-cash charges	(407)	153
Proportionate share of adjustments for unconsolidated entities	868	3,065
Normalized EBITDA	$1,212,913	$1,173,964
EBITDA Margin is a measurement of a company's operating profitability. It is equal to Normalized EBITDA divided by Net Cole Capital Revenue and other income.
Economic Occupancy equals the sum of square feet leased (including month-to-month agreements) divided by total square feet.
Enterprise Value equals the sum of the Implied Equity Market Capitalization, preferred stock and Net Debt.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 64

Q4 2015 SUPPLEMENTAL INFORMATION

Definitions (cont.)

Fixed Charge Coverage Ratio is the sum of (i)interest expense incurred on the outstanding principal balance of our debt, excluding certain GAAP adjustments reported as interest expense, such as amortization of deferred financing costs, premiums and discounts, (ii) secured debt principal amortization and (iii) dividends attributable to preferred shares divided by Normalized EBITDA.
Flat Lease is a lease that requires equal rent payments, with no increases, throughout the initial term of the lease agreement. A Flat Lease may include a period of free rent at the beginning or end of the lease.
Funds from Operations ("FFO") and Adjusted Funds from Operations ("AFFO")
Due to certain unique operating characteristics of real estate companies, as discussed below, the National Association of Real Estate Investment Trusts, Inc. ("NAREIT"), an industry trade group, has promulgated a measure known as FFO, which we believe to be an appropriate supplemental measure to reflect the operating performance of a REIT. The use of FFO, a non-GAAP supplemental financial performance measure, is recommended by the REIT industry as a supplemental performance measure. FFO is not equivalent to our net income or loss as determined under U.S. GAAP.
NAREIT defines FFO as net income or loss computed in accordance with U.S. GAAP, excluding gains or losses from disposition of property, depreciation and amortization of real estate assets and impairment write-downs on real estate including the pro rata share of adjustments for unconsolidated partnerships and joint ventures. Our FFO calculation complies with NAREIT's policy described above.
In addition to FFO, we use adjusted funds from operations (“AFFO”) as a non-GAAP supplemental financial performance measure to evaluate the operating performance of the Company. AFFO, as defined by the Company, excludes from FFO non-routine items such as acquisition related costs, merger and other non-routine transactions costs, gains or losses on sale of investments, insurance and litigation settlements and recoveries and extinguishment of debt cost. We also exclude certain non-cash items such as impairments of intangibles, straight-line rental revenue, unrealized gains or losses on derivatives, reserves for loan loss, gain (loss) on the extinguishment of forgiveness of debt, non-current portion of the tax benefit (expense), equity-based compensation and amortization of intangibles, deferred financing costs, above-market lease assets and below-market lease liabilities. Management believes that excluding these costs from FFO provides investors with supplemental performance information that is consistent with the performance models and analysis used by management, and provides investors a view of the performance of our portfolio over time. AFFO allows for a comparison of the performance of our operations with other traded REITs, as AFFO, or an equivalent measure, is routinely reported by traded REITs, and we believe often used by analysts and investors for comparison purposes.
For all of these reasons, we believe FFO and AFFO, in addition to net income (loss) and cash flows from operating activities, as defined by GAAP, are helpful supplemental performance measures and useful in understanding the various ways in which our management evaluates the performance of the Company over time. However, not all REITs calculate FFO and AFFO the same way, so comparisons with other REITs may not be meaningful. FFO and AFFO should not be considered as alternatives to net income (loss) or to cash flows from operating activities, and are not intended to be used as a liquidity measure indicative of cash flow available to fund our cash needs.
AFFO may provide investors with a view of our future performance. However, because AFFO excludes items that are an important component in an analysis of the historical performance of a property, AFFO should not be construed as a historic performance measure. Neither the SEC, NAREIT, nor any other regulatory body has evaluated the acceptability of the exclusions used to adjust FFO in order to calculate AFFO and its use as a non-GAAP financial performance measure.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
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Q4 2015 SUPPLEMENTAL INFORMATION

Definitions (cont.)

The table below presents the reconciliation of FFO and AFFO to net loss for the years ended December 31, 2015 and 2014 (unaudited, in thousands, except share and per share data).

	Year Ended December 31,
	2015	2014
Net loss	$(323,492)	$(1,010,912)
Dividends on non-convertible preferred stock	(71,892)	(71,094)
Loss on real estate assets and interest in joint venture, net	65,582	277,031
Depreciation and amortization of real estate assets	817,469	844,527
Impairment of real estate	91,755	100,547
Proportionate share of adjustments for unconsolidated entities	5,744	9,037
FFO attributable to common stockholders and limited partners	$585,166	$149,136
Acquisition related	6,243	38,940
Merger and other non-routine transactions, net of insurance recoveries	33,628	199,616
Impairment of intangible assets	213,339	309,444
Reserve for loan loss	15,300	—
Legal settlements	(1,250)	(63,206)
Gain on investment securities	(65)	(6,357)
Loss on derivative instruments, net	1,460	10,570
Interest on convertible obligation to preferred investors	—	—
Settlement of convertible obligations to preferred investors	—	—
Amortization of premiums and discounts on debt and investments, net	(19,183)	(6,449)
Amortization of below-market lease liabilities, net of above-market lease assets	4,522	5,900
Net direct financing lease adjustments	2,037	1,595
Amortization and write-off of deferred financing costs	33,998	91,922
Amortization of management contracts	25,903	68,537
Deferred tax benefit	(52,242)	(33,324)
(Gain) loss on extinguishment and forgiveness of debt, net	(4,812)	21,869
Straight-line rent	(82,398)	(75,171)
Equity-based compensation, net of forfeitures	14,500	31,825
Other amortization and non-cash charges	3,840	2,727
Proportionate share of adjustments for unconsolidated entities	2,072	3,140
AFFO attributable to common stockholders and limited partners	$782,058	$750,714

Weighted-average shares of common stock outstanding - basic	903,360,763	793,150,098
Effect of dilutive securities	26,013,303	44,502,144
Weighted-average shares of common stock outstanding - diluted	929,374,066	837,652,242

FFO attributable to common stockholders and limited partners per diluted shares	$0.630	$0.178
AFFO attributable to common stockholders and limited partners per diluted share	$0.841	$0.896

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
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Q4 2015 SUPPLEMENTAL INFORMATION

Definitions (cont.)

Gross Lease is a lease under which the landlord is responsible for all expenses associated with the property (e.g., real estate taxes, insurance, maintenance and repairs).
Gross Real Estate Investments represent total gross real estate and related assets, including net investments in unconsolidated entities, investment in direct financing leases, investment securities backed by real estate and loans held for investment, net of gross intangible lease liabilities.
Implied Equity Market Capitalization equals shares of common stock outstanding, including restricted stock awards, multiplied by the closing sale price of the Company's stock as reported on the New York Stock Exchange (we traded on such exchange as of July 31, 2015).
Industry is derived from the North American Industry Classification System, NAICS, which is a system used by Federal statistical agencies to classify business establishments, for the purpose of collecting, analyzing, and publishing statistical data related to the U.S. business economy.
Interest Coverage Ratio reflects interest expense incurred on the outstanding principal balance of our debt, excluding certain GAAP adjustments reported as interest expense, such as amortization of deferred financing costs, premiums and discounts divided by Normalized EBITDA.
Investment-Grade Tenants are those with a Standard & Poor’s credit rating of BBB- or higher or a Moody’s credit rating of Baa3 or higher.  The ratings may reflect those assigned by Standard & Poor’s or Moody’s to the lease guarantor or the parent company, as applicable.
Metropolitan Statistical Area (MSA) is a large metropolitan area represented by a large group of zip codes, as defined by Real Capital Analytics.
Modified Gross Lease is a lease under which the landlord is responsible for most expenses associated with the property (e.g., real estate taxes, insurance, maintenance and repairs), but passes through some operating expenses to the tenant.
Net Cole Capital G&A Expense
Cole Capital incurs certain costs on behalf of the Managed REITs, which are reimbursable. In accordance with GAAP, the Company records these costs as general and administrative expenses and the subsequent reimbursements as revenue. We believe Net Cole Capital G&A Expense is a helpful supplemental measure in determining the effective cost to the Company, eliminating any gross up presentation required by GAAP.
Net Cole Capital Revenue
Cole Capital incurs certain costs on behalf of the Managed REITs, which are reimbursable. In accordance with GAAP, Cole Capital records the reimbursement of these costs as fee and commission revenue and as reimbursement revenue and records the expense in reallowed fees and commissions and general and administrative expenses. We believe Net Revenue is a helpful supplemental measure in determining the effective revenue earned by the Company, eliminating any gross up presentation required by GAAP.
Net Debt is a calculation to show the Company's outstanding principal debt balance, excluding certain GAAP adjustments, such as premiums and discounts, less all cash and cash equivalents. We believe that the presentation of net debt provides useful information to investors because our management reviews net debt as part of its management of our overall liquidity, financial flexibility, capital structure and leverage.
Net Debt Leverage Ratio equals Net Debt divided by Gross Real Estate Investments.
Net Debt to Normalized EBITDA Annualized equals Net Debt divided by the current quarter Normalized EBITDA multiplied by four.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
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Q4 2015 SUPPLEMENTAL INFORMATION

Definitions (cont.)

Net Operating Income ("NOI") and Cash NOI
NOI is a non-GAAP performance measure used to evaluate the operating performance of a real estate company. NOI represents rental and other property income and tenant reimbursement income less property operating expenses. NOI excludes income from discontinued operations, interest expense, depreciation and amortization, general and administrative expenses, merger related compensation and merger and acquisition related expenses. Cash NOI excludes the impact of certain GAAP adjustments to rental revenue, such as straight-line rent adjustments and amortization of above-market intangible lease assets and below-market lease intangible liabilities. It is management's view that NOI and Cash NOI provide investors relevant and useful information because it reflects only income and operating expense items that are incurred at the property level and presents them on an unleveraged basis. NOI and Cash NOI should not be considered as an alternative to net income. Further, NOI and Cash NOI may not be comparable to similarly titled measures of other companies.
Normalized EBITDA Annualized equals Normalized EBITDA, for the respective quarter, multiplied by four.
Normalized Net Cole Capital G&A Expense equals Net Cole Capital G&A Expense adjusted for the net change in program development costs. We believe Normalized Net G&A Expense is a helpful supplemental measure in determining the effective cost to the Company, eliminating any gross up presentation required by GAAP and adjusting to include costs incurred and recorded as program development costs on the balance sheet.
Property Operating Expense includes reimbursable and non-reimbursable costs to operate a property, including real estate taxes, utilities, insurance, repairs, maintenance, legal, property management fees, etc.
Total Debt is the Company's outstanding principal debt balance, excluding certain GAAP adjustments, such as premiums, discounts and deferred financing costs.
Triple Net Lease ("NNN") is a lease under which the tenant agrees to pay all expenses associated with the property (e.g., real estate taxes, insurance, maintenance and repairs).

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
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